    As filed with the Securities and Exchange Commission on January 29, 1999


                                            Securities Act File No. 33-14227


                                        Investment Company Act File No. 811-5157


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                  PRE-EFFECTIVE AMENDMENT NO.                                [ ]


                  POST-EFFECTIVE AMENDMENT NO. 16                            [X]


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  AMENDMENT NO. 16                                           [X]


                        (Check appropriate box or boxes)

                               ANCHOR PATHWAY FUND
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (310) 772-6000

                                 Robert M. Zakem
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                              Susan L. Harris, Esq.
                    Senior Vice President and General Counsel
                                 SunAmerica Inc.
                               1 SunAmerica Center
                           Los Angeles, CA 90067-6022

                             Margery K. Neale, Esq.
                      Swidler Berlin Shereff Friedman, LLP
                                919 Third Avenue
                               New York, NY 10022

         Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

         It is proposed that this filing will become effective (check appropriate box)


                  [X] immediately upon filing pursuant to paragraph (b)


                  [ ] on (date) pursuant to paragraph (b)


                  [ ] 60 days after filing pursuant to paragraph (a)(1)


                  [ ] on (date) pursuant to paragraph (a)(1)

                  [ ] 75 days after filing pursuant to paragraph (a)(2)

                  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

         If appropriate, check the following box:


                  [ ] This post-effective amendment designates a new
                      effective date for a previously filed post-effective amendment.

                 ----------------------------------------------



                                   PROSPECTUS


                                JANUARY 29, 1999

                 ----------------------------------------------

                 ----------------------------------------------

                             [ANCHOR PATHWAY FUND]
                 ----------------------------------------------


                          --    Growth Series


                          --    International Series


                          --    Growth-Income Series


                          --    Asset Allocation Series


                          --    High-Yield Bond Series


                          --    U.S. Government/AAA-Rated
                                Securities Series

                          --    Cash Management Series


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


FUND HIGHLIGHTS.............................................      3

MORE INFORMATION ABOUT THE SERIES...........................     12

  Investment Strategies.....................................     12

  Glossary..................................................     16

     Investment Terminology.................................     16

     Risk Terminology.......................................     17

MANAGEMENT..................................................     18

ACCOUNT INFORMATION.........................................     22

FINANCIAL HIGHLIGHTS........................................     23

FOR MORE INFORMATION........................................     24

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of Anchor Pathway Fund (the "Fund"), and to provide you with information about the Fund's seven investment portfolios, or "Series," and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Series," which is on page 12, and the glossary that follows on page 16.


Q:  WHAT ARE THE SERIES' INVESTMENT GOALS AND STRATEGIES?


A: Each Series operates as a separate mutual fund, and has its own investment goal, which may not be changed without shareholder approval, and a strategy for pursuing its goal. There can be no assurance that any Series' investment goal will be met or that the net return on an investment in a Series will exceed what could have been obtained through other investment or savings vehicles.


    ---------------------------------------------------------------------------------------------------
    SERIES                 INVESTMENT GOAL                PRINCIPAL INVESTMENT STRATEGY
    ---------------------------------------------------------------------------------------------------
      Growth Series        growth of capital              invests primarily in common stocks or
                                                          securities with common stock
                                                          characteristics that demonstrate the
                                                          potential for appreciation.
    ---------------------------------------------------------------------------------------------------
      International        long-term growth of capital    invests primarily in common stocks or
      Series                                              securities with common stock
                                                          characteristics of issuers that are
                                                          domiciled outside the U.S., including
                                                          those domiciled in developing countries.
    ---------------------------------------------------------------------------------------------------
      Growth-Income        growth of capital and          invests primarily in common stocks or
      Series               income                         securities with common stock
                                                          characteristics that demonstrate the
                                                          potential for solid growth and dividends.
    ---------------------------------------------------------------------------------------------------
      Asset Allocation     high total return              invests in a diversified portfolio of
      Series               (including income and          common stocks, bonds and money market
                           capital gains) consistent      instruments; under normal market
                           with preservation of           conditions the portfolio will include:
                           capital over the long-term     40%-80% in equity securities, 20%-50% in
                                                          fixed-income securities, and 0% to 40% in
                                                          money market instruments.
    ---------------------------------------------------------------------------------------------------
      High-Yield Bond      high current income with       invests primarily in intermediate and
      Series               capital appreciation as a      long-term corporate debt securities, with
                           secondary objective            emphasis on higher yielding, higher risk,
                                                          lower rated or unrated corporate bonds,
                                                          which are commonly known as "junk bonds."
    ---------------------------------------------------------------------------------------------------
      U.S. Government/     high current income            invests primarily in a combination of
      AAA-Rated            consistent with prudent        securities issued or guaranteed by the
      Securities Series    investment risk and            U.S. government (i.e., backed by the full
                           preservation of capital        faith and credit of the U.S.) and other
                                                          debt securities rated in the highest
                                                          rating category (or that are determined
                                                          to be of comparable quality by the
                                                          Investment Adviser).
    ---------------------------------------------------------------------------------------------------
      Cash Management      high current yield while       invests primarily in high quality money
      Series               preserving capital             market instruments.
    ---------------------------------------------------------------------------------------------------

              Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

              A: The Growth, International and Growth-Income Series invest primarily in equity securities. In addition, the Asset Allocation Series invests significantly in equities. As with any equity fund, the value of your investment in any of these Series may fluctuate in response to stock market movements.


                  The High-Yield Bond and U.S. Government/AAA-Rated Securities Series invest primarily in bonds. In addition, the Asset Allocation Series invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Series may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. In addition, there is a risk the securities selected for any Series will underperform the markets generally.



                  The High-Yield Bond Series invests primarily in high yield, high risk securities, also known as "junk bonds," which are considered speculative. The Growth, International, Growth-Income and Asset Allocation Series may also invest in junk bonds. While the Fund's Investment Adviser seeks to diversify the Series and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Series to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Series to replace the security with a lower yielding security, which would decrease the return on such Series.


                  While an investment in the Cash Management Series should present the least market risk of any of the Series since it invests only in high-quality short-term debt obligations, you should be aware that an investment in the Cash Management Series will be subject to changes in interest rates. You should also be aware that your return on an investment in the Cash Management Series will be affected by fees at the contract level. The Cash Management Series does not seek to maintain a stable net asset value of $1.00.


                  All of the Series may invest to some degree in foreign securities. The Growth, International, Growth-Income, Asset Allocation and High-Yield Bond Series may purchase foreign securities denominated in currencies other than U.S. dollars. The U.S. Government/AAA-Rated Securities and Cash Management Series may purchase only foreign securities that are U.S. dollar denominated and highly liquid. Investing outside the U.S. presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, greater market volatility, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. In addition, foreign securities may not be as liquid as domestic securities.



                  In addition, shares of a Series are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Series will be able to achieve its investment goals. If the value of the assets of a Series goes down, you could lose money.



"GROWTH" COMPANIES
are considered to have
a historical record of
above-average growth
rate; to have
significant growth
potential; to have
above-average earnings
growth or value or the
ability to sustain
earnings growth; to
offer proven or unusual
products or services;
or to operate in
industries experiencing
increasing demand.


"HIGH-QUALITY"
INSTRUMENTS
have a very strong
capacity to pay
interest and repay
principal; they reflect
the issuers' high
creditworthiness and
low risk of default.

Q:  HOW HAVE THE SERIES PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Series by showing changes in the Series' performance from year to year, and compare the Series' average annual returns to those of an appropriate market index for the calendar years presented. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Series will perform in the future.


--------------------------------------------------------------------------------

                                 GROWTH SERIES
--------------------------------------------------------------------------------

GROWTH SERIES    '1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'   '1998'
-------------    ------      ------      ------      ------      ------      ------      ------      ------      ------    -----
                  37.89%      -3.96%      22.60%      24.46%      18.98%       0.46%      34.47%      14.56%      28.14%   36.35%


During the 10-year period shown in the bar chart, the highest return for a quarter was 29.38% (quarter ended 12/31/98) and the lowest return for a quarter was -18.38% (quarter ended 09/30/90).



-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 Growth Series                                 36.35%       22.01%      20.59%        18.77%
-----------------------------------------------------------------------------------------------
 S&P 500(R) Index*                             28.52%       24.02%      19.16%        18.28%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.24%
-----------------------------------------------------------------------------------------------



* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.


*** Inception date is February 7, 1984. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                              INTERNATIONAL SERIES
--------------------------------------------------------------------------------

1991                  1992             1993            1994            1995            1996            1997          1998
6.99                  0.71            34.48           -0.72           13.43           21.43           12.13         19.16



During the 8-year period shown in the bar chart, the highest return for a quarter was 16.81% (quarter ended 12/31/98) and the lowest return for a quarter was -12.07% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 International Series                          19.16%       12.81%        N/A         11.49%
-----------------------------------------------------------------------------------------------
 Morgan Stanley Capital International (MSCI)
   EAFE Index*                                 20.33%        9.50%       5.85%         7.67%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         2.82%
-----------------------------------------------------------------------------------------------


* The MSCI EAFE Index is an arithmetic, market value-weighted average of performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.


*** Inception date is May 9, 1990. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                              GROWTH-INCOME SERIES
--------------------------------------------------------------------------------

'1989'          '1990'       '1991'       '1992'       '1993'       '1994'       '1995'       '1996'       '1997'      '1998'
------          ------       ------       ------       ------       ------       ------       ------       ------      ------
30.32%          -4.51%       16.53%       17.57%       13.18%       0.86%        33.77%       19.14%       28.09%      17.82%


During the 10-year period shown in the bar chart, the highest return for a quarter was 17.68% (quarter ended 12/31/98) and the lowest return for a quarter was -14.05% (quarter ended 09/30/90).



-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 Growth-Income Series                          17.82%       19.39%      16.69%        16.67%
-----------------------------------------------------------------------------------------------


 S&P 500(R) Index*                             28.52%       24.02%      19.16%        18.28%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.24%
-----------------------------------------------------------------------------------------------



* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.


*** Inception date is February 7, 1984. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                            ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------

1990            1991          1992          1993          1994          1995          1996          1997          1998
-0.27          21.16         10.11         10.52         -0.52         30.86         15.77         20.65         10.04



During the 9-year period shown in the bar chart, the highest return for a quarter was 11.80% (quarter ended 12/31/98) and the lowest return for a quarter was -9.62% (quarter ended 09/30/98).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION****
------------------------------------------------------------------------------------------------
 Asset Allocation Series                       10.04%       14.88%        N/A          12.94%
------------------------------------------------------------------------------------------------


 S&P 500(R) Index*                             28.52%       24.02%      19.16%         18.96%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-Grade
   (BIG) Bond Index**                           8.71%        7.30%       9.31%          9.42%
------------------------------------------------------------------------------------------------
 Consumer Price Index***                        1.61%        2.37%       3.12%          3.05%
------------------------------------------------------------------------------------------------



* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.



** The Salomon Smith Barney Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and Mortgage pass through securities.


*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is an statistical measure of periodic change in the price of goods and services in major expenditure groups.


**** Inception date is March 31, 1989. Except for the S&P 500(R), the since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                             HIGH-YIELD BOND SERIES
--------------------------------------------------------------------------------

'1989'            '1990'       '1991'       '1992'       '1993'       '1994'       '1995'       '1996'       '1997'      '1998'
------            ------       ------       ------       ------       ------       ------       ------       ------      ------
8.62%              1.73%       26.32%       15.54%       16.04%       -5.03%       20.07%       13.69%       12.82%       1.99%


During the 10-year period shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended 03/31/91) and the lowest return for a quarter was -6.98% (quarter ended 09/30/98).



------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION****
------------------------------------------------------------------------------------------------
 High-Yield Bond Series                         1.99%        8.33%      10.81%         12.13%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Long-Term High-Yield
   Index*                                       9.23%       11.54%      12.32%         12.52%
------------------------------------------------------------------------------------------------
 Salomon Smith Barney Broad Investment-
   Grade (BIG) Bond Index**                     8.71%        7.30%       9.31%         10.28%
------------------------------------------------------------------------------------------------
 Consumer Price Index***                        1.61%        2.37%       3.12%          3.24%
------------------------------------------------------------------------------------------------



* The Salomon Smith Barney Long-Term High-Yield Index generally represents the performance of high-yield debt securities during various market conditions.



** The Salomon Smith Barney Broad Investment-Grade Bond Index is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.


*** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.


**** Inception date is February 7, 1984. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                  U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
--------------------------------------------------------------------------------

'1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'      '1998'
11.82%       8.50%      11.88%      11.74%      11.18%      -3.85%      16.59%      3.01%       8.27%       8.02%


During the 10-year period shown in the bar chart, the highest return for a quarter was 6.06% (quarter ended 09/30/91) and the lowest return for a quarter was -3.03% (quarter ended 03/31/94).



-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS      INCEPTION***
-----------------------------------------------------------------------------------------------
 U.S. Government/AAA-Rated Securities Series    8.02%        6.19%       8.58%         8.53%
-----------------------------------------------------------------------------------------------
 Salomon Smith Barney Treasury/ Government-
   Sponsored/Mortgage Index*                    8.76%        7.20%       9.18%         9.14%
-----------------------------------------------------------------------------------------------
 Consumer Price Index**                         1.61%        2.37%       3.12%         3.17%
-----------------------------------------------------------------------------------------------



* The Salomon Smith Barney Treasury/Government Sponsored/Mortgage Bond Index is a market-capitalization weighted index and includes fixed-rate Treasury, Government-Sponsored, and Mortgage issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and mortgage issues is $1 billion for both entry and exit. For Government-sponsored issues, the entry and exit amount is $100 million.


** The Consumer Price Index (or Cost of Living Index) is published by the U.S. Bureau of Labor Statistics and is a statistical measure of periodic change in the price of goods and services in major expenditure groups.


*** Inception date is December 1, 1985. The since inception returns for the comparative indices are based on the nearest month-end inception date.

--------------------------------------------------------------------------------

                             CASH MANAGEMENT SERIES
--------------------------------------------------------------------------------

'1989'      '1990'      '1991'      '1992'      '1993'      '1994'      '1995'      '1996'      '1997'    '1998'
8.92%       7.91%       5.23%       3.53%      -0.52%       3.74%       5.52%       4.95%       5.03%     4.96%


During the 10-year period shown in the bar chart, the highest return for a quarter was 2.23% (quarter ended 06/30/89) and the lowest return for a quarter was 0.60% (quarter ended 03/31/93).



-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------
 Cash Management Series                         4.96%        4.84%       5.22%         5.86%
-----------------------------------------------------------------------------------------------



*  Inception date is February 7, 1984.

--------------------------------------------------------------------------------

                       MORE INFORMATION ABOUT THE SERIES
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Series has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Series' investment strategy. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus.


------------------------------------------------------------------------------------------
                              GROWTH              INTERNATIONAL          GROWTH-INCOME
------------------------------------------------------------------------------------------
  What is the Series'  growth of capital      long-term growth of    growth of capital and
  investment goal?                            capital                income
------------------------------------------------------------------------------------------

  What are the         common stocks or       common stocks or       common stocks or
  Series' principal    securities with        securities with        securities with
  investments (under   common stock           common stock           common stock
  normal market        characteristics that   characteristics of     characteristics that
  conditions)?         demonstrate the        issuers domiciled      demonstrate the
                       potential for          outside the U.S.,      potential for solid
                       appreciation           including those        growth and dividends
                                              domiciled in
                                              developing countries
------------------------------------------------------------------------------------------

  What are the         - stock market         - stock market         - stock and bond
  Series' principal      volatility             volatility             market volatility
  risks?               - securities           - securities           - securities
                         selection              selection              selection
                                              - foreign exposure
                                              - illiquidity
------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:

    U.S. government    Yes                    Yes                    Yes
    securities

    Investment grade   Yes                    Yes                    Yes
    corporate bonds

    Junk bonds         Yes                    Yes                    Yes
                       (up to 10%)            (up to 5%)             (up to 5%)

                       No                     No                     No
    Inflation-indexed
    bonds

    Pass-through       Yes                    Yes                    Yes
    securities
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              GROWTH              INTERNATIONAL          GROWTH-INCOME
------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Common stocks      a principal            a principal            a principal
                       investment             investment             investment
                       (see above)            (see above)            (see above)

  - Convertible        Yes                    Yes                    Yes
    securities

  - Non-convertible    Yes                    Yes                    Yes
    preferred stocks

  - Warrants           Yes                    Yes                    Yes

  - Short-term         Yes                    Yes                    Yes
    investments

  - Defensive          Yes                    Yes                    Yes
    investments

  - Foreign            Yes                    a principal            Yes
    securities         (up to 10%)            investment             (up to 10%)
                                              (see above)

  - Currency           Yes                    Yes                    Yes
    transactions

  - Illiquid           Yes                    Yes                    Yes
    securities         (up to 15%)            (up to 15%)            (up to 15%)

  What other           - interest rate        - interest rate        - interest rate
  potential risks can    fluctuations           fluctuations           fluctuations
  affect the Series?   - foreign exposure     - illiquidity          - foreign exposure
                       - illiquidity          - hedging              - illiquidity
                       - prepayment           - prepayment           - hedging
                       - issuer default       - issuer default       - prepayment
                       - credit quality       - credit quality       - issuer default
                                                                     - credit quality
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT/AAA-
                                                                        RATED           CASH MANAGEMENT
                        ASSET ALLOCATION      HIGH-YIELD BOND        SECURITIES
---------------------------------------------------------------------------------------------------------
  What is the Series'  high total return    high current income  high current income  high current yield
  investment goal?     (including income    with capital         consistent with      while preserving
                       and capital gains)   appreciation as a    prudent investment   capital
                       consistent with      secondary objective  risk and
                       preservation of                           preservation of
                       capital over the                          capital
                       long-term
---------------------------------------------------------------------------------------------------------

  What are the         common stocks,       intermediate and     securities issued    high quality money
  Series' principal    bonds and money      long-term corporate  or guaranteed by     market instruments
  investments (under   market instruments;  debt securities,     the U.S. government
  normal market        under normal market  with emphasis on     (i.e., backed by
  conditions)?         conditions the       higher yielding,     the full faith and
                       portfolio will       higher risk, lower   credit of the
                       include: 40%-80% in  rated or unrated     U.S.); and other
                       equity securities;   corporate bonds      debt securities
                       20%-50% in fixed     (junk bonds)         rated in the
                       income securities;                        highest rating
                       and 0%-40% in money                       category (or that
                       market instruments                        are determined to
                                                                 be of comparable
                                                                 quality by the
                                                                 Investment
                                                                 Adviser.)
---------------------------------------------------------------------------------------------------------

  What are the         - stock and bond     - bond market        - bond market        - interest rate
  Series' principal      market volatility    volatility           volatility           fluctuations
  risks?               - securities         - securities         - interest rate      - securities
                         selection            selection            fluctuations         selection
                       - interest rate      - interest rate      - prepayment
                         fluctuations         fluctuations       - securities
                       - issuer default     - issuer default       selection
                       - credit quality     - credit quality
                                            - illiquidity
---------------------------------------------------------------------------------------------------------

  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:

    U.S. government    Yes                  Yes                  a principal          a principal
    securities                                                   investment           investment
                                                                 (see above)          (see above)

    Investment grade   Yes                  Yes                  a principal          Yes
    corporate bonds                                              investment
                                                                 (see above)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT/AAA-
                                                                        RATED           CASH MANAGEMENT
                        ASSET ALLOCATION      HIGH-YIELD BOND        SECURITIES
---------------------------------------------------------------------------------------------------------
  What other
  investments can the
  Series use?

  - Types of fixed
    income
    securities:
    (cont'd)

    Junk bonds                 Yes              a principal              No                   No
                          (up to 25% of         investment
                          fixed-income          (see above)
                           securities)

    Inflation-indexed          Yes                  Yes                  Yes                  No
    bonds

    Pass-through               Yes                  Yes                  Yes                  Yes
    securities

  - Common stocks          a principal              Yes                  No                   No
                           investment           (up to 25%)
                           (see above)

  - Convertible                Yes                  Yes                  No                   No
    securities

  - Non-convertible            Yes                  Yes                  No                   No
    preferred stocks

  - Warrants                   Yes                  Yes                  No                   No

  - Short-term                 Yes                  Yes                  Yes              a principal
    investments                                                                           investment
                                                                                          (see above)

  - Defensive                  Yes                  Yes                  Yes                  No
    investments

  - Foreign                    Yes                  Yes                  Yes                  Yes
    securities            (up to 10% in         (up to 25%)        (5%, only U.S.      (only U.S. dollar
                       equity securities;                        dollar denominated     denominated and
                        up to 5% in fixed                         and highly-liquid      highly liquid
                       income securities)                           obligations)         obligations)

  - Currency                   Yes                  Yes                  No                   No
    transactions

  - Illiquid                   Yes                  Yes                  Yes                  Yes
    securities             (up to 15%)          (up to 15%)          (up to 15%)          (up to 10%)

  What other           - foreign exposure   - foreign exposure   - foreign exposure   - foreign exposure
  potential risks can  - illiquidity        - prepayment         - prepayment         - prepayment
  affect the Series?   - prepayment
                       - issuer default
                       - credit quality
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY


FIXED INCOME SECURITIES, which issuers use to borrow money, provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.



U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.



An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Investment Adviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.



A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.



The principal value of an INFLATION-INDEXED BOND is periodically adjusted according to changes in the rate of inflation.



PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include "mortgage-backed securities," "collateralized mortgage obligations," "commercial mortgage-backed securities," and "asset-backed securities."



EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.



COMMON STOCKS are units of ownership of a public corporation.



CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock or other securities of the same or a different company.



WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.



SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Series with sufficient liquidity to meet redemptions and cover expenses.



DEFENSIVE INVESTMENTS generally include cash and money market instruments. A Series may make temporary defensive investments in response to adverse market, economic, political or other conditions, and such investments may protect a Series during a market downturn. When a Series takes a defensive position, it may miss out on investment opportunities over the short term that could have resulted from investing in accordance with its principal investment strategy. As a result, a Series may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including developing countries. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a lower per capita gross national product.



CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions, and forward currency contracts, which are used to hedge against changes in currency exchange rates.



ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.


RISK TERMINOLOGY


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Series' portfolio.



SECURITIES SELECTION: A strategy used by a Series, or securities selected by its portfolio manager, may fail to produce the intended return.



INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.



CREDIT QUALITY: An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS, which, in addition to the risk of default, may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.



PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Series may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Series may exhibit price characteristics of longer-term debt securities.



FOREIGN EXPOSURE: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may heighten when the issuer is in a developing market.



ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.



HEDGING: Certain Series may enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that might result from an increase in the value of the currency. The Series will generally not attempt to protect against all potential changes in exchange rates.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Fund and other funds, including those in The American Funds Group. For the fiscal year ended November 30, 1998 each Series paid the Investment Adviser an annual fee equal to the following percentage of average daily net assets:



FUND                                                           FEE
----                                                           ---
Growth......................................................  0.30%
International...............................................  0.60%
Growth-Income...............................................  0.30%
Asset Allocation............................................  0.31%
High-Yield Bond.............................................  0.32%
U.S. Government/AAA-Rated Securities........................  0.32%
Cash Management.............................................  0.33%



The Investment Adviser is headquartered at 333 South Hope Street, Los Angeles, California 90071.



The basic investment philosophy of the Investment Adviser is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system, the portfolios of the Series are divided into segments managed by individual counselors. Each counselor decides how his or her segment will be invested, within the limits prescribed by each Series' investment goal and the Investment Adviser's investment committee. In addition, the Investment Adviser's research professionals make investment decisions with respect to a portion of each Series' portfolio. The primary portfolio counselor for each Series is set forth in the following table.

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  Timothy D. Armour      Chairman and Chief    Asset Allocation               16                   16
                         Executive Officer,    Series -- 2 years
                         Capital Research
                         Company*
 -------------------------------------------------------------------------------------------------------------
  David C. Barclay       Senior Vice           High-Yield Bond                11                   18
                         President, Capital    Series -- 10 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Alan N. Berro          Senior Vice           Growth-Income                   8                   13
                         President, Capital    Series -- 2 years
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Martial Chaillet       Senior Vice           International                  26                   26
                         President and         Series -- 6 years
                         Director, Capital
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Gordon Crawford        Senior Vice           Growth Series -- 5             28                   28
                         President and         years (plus 5 years
                         Director, Capital     as a research
                         Research and          professional for the
                         Management Company    Series prior to
                                               becoming a portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  James E. Drasdo        Senior Vice           Growth Series -- 13            22                   27
                         President and         years
                         Director, Capital
                         Research and
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  James K. Dunton        Senior Vice           Growth-Income                  37                   37
                         President and         Series -- since the
                         Director, Capital     Series began
                         Research and          operations in 1984
                         Management Company
 -------------------------------------------------------------------------------------------------------------
  Abner D. Goldstine     Senior Vice           Asset Allocation               30                   46
                         President and         Series -- since the
                         Director, Capital     series began
                         Research and          operations in 1989;
                         Management Company    High-Yield Bond
                                               Series -- less than 1
                                               year
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  Alwyn Heong            Vice President-       International                   7                   10
                         Investment            Series -- 3 years
                         Management Group,
                         Capital Research
                         and Management
                         Company
 -------------------------------------------------------------------------------------------------------------
  Claudia P.             Senior Vice           Growth-Income                  21                   23
    Huntington           President, Capital    Series -- 5 years
                         Research and          (plus 5 years as a
                         Management Company    research professional
                                               for the Series prior
                                               to becoming portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  Robert W. Lovelace     Executive Vice        International                  13                   13
                         President and         Series -- 5 years
                         Director, Capital
                         Research Company*
 -------------------------------------------------------------------------------------------------------------
  Robert G. O'Donnell    Senior Vice           Growth-Income                  24                   27
                         President and         Series -- 9 years
                         Director, Capital     (plus 1 year as a
                         Research and          research professional
                         Management Company    for the Series prior
                                               to becoming a
                                               portfolio counselor
                                               for the Series)
 -------------------------------------------------------------------------------------------------------------
  Donald D. O'Neal       Vice President,       Growth Series -- 7             13                   13
                         Capital Research      years (plus 4 years
                         and Management        as a research
                         Company               professional for the
                                               Series prior to
                                               becoming a portfolio
                                               counselor for the
                                               Series)
 -------------------------------------------------------------------------------------------------------------
  Victor M. Parachini    Senior Vice           Asset Allocation               22                   37
                         President, Capital    Series -- 2 years
                         Research and
                         Management Company
 -------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------------
                                                                               YEARS OF EXPERIENCE IN
                                                                              THE INVESTMENT INDUSTRY
 -------------------------------------------------------------------------------------------------------------
                                                                         WITH CAPITAL
                                                                         RESEARCH AND
                                              YEARS OF EXPERIENCE AS      MANAGEMENT
 PORTFOLIO COUNSELORS     PRIMARY TITLE(S)     PORTFOLIO COUNSELOR        COMPANY OR              TOTAL
     FOR THE FUND                                 FOR THE SERIES        ITS AFFILIATES            YEARS
                                                    INDICATED            AS INVESTMENT
                                                  (APPROXIMATE)            COUNSELOR
                                                                          OR RESEARCH
                                                                         PROFESSIONAL
 -------------------------------------------------------------------------------------------------------------
  John H. Smet           Vice President,       U.S. Government/               16                   17
                         Capital Research      AAA-Rated Securities
                         and Management        Series -- 6 years
                         Company
 -------------------------------------------------------------------------------------------------------------
  Susan M. Tolson        Senior Vice           High-Yield Bond                 9                   11
                         President and         Series -- less than 1
                         Director, Capital     year
                         Research Company*
 -------------------------------------------------------------------------------------------------------------


---------------
*  Company affiliated with Capital Research and Management Company.


BUSINESS MANAGER SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, manages the business affairs and the administration of the Fund. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, and 0.20% thereafter. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series, at the annual rate of 0.24%. For the fiscal year ended November 30, 1998 each Series paid the Business Manager a fee equal to the following percentage of average daily net assets:



FUND                                                           FEE
----                                                           ---
Growth......................................................  0.20%
International...............................................  0.24%
Growth-Income...............................................  0.20%
Asset Allocation............................................  0.21%
High-Yield Bond.............................................  0.21%
U.S. Government/AAA-Rated Securities........................  0.22%
Cash Management.............................................  0.22%


The Business Manager is located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.


YEAR 2000 Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Fund's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Fund's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Fund could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Fund invests, which could hurt the Fund's investment returns.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Series are not offered directly to the public. Instead, shares are currently offered only to the Variable Separate Account, which is a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Series, you must purchase a variable annuity contract from Anchor National. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Series may not be available in connection with a particular contract. You will find information about purchasing a variable annuity contract in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Series is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

The International Series may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Series' shares may change on days when the Fund is not open for purchases or redemptions.

BUY AND SELL PRICES The Variable Separate Account buys and sells shares of a Series at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Fund is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Fund. If the order is received by the Fund before the Fund's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, a Series may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.



DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS Each Series annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.


DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Series on which they were paid.


TAXABILITY OF A SERIES Each Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Series is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
       (SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------


The Financial Highlights table for each Series is intended to help you understand the Series' financial performance for the past 5 years. Certain information reflects financial results for a single Series share. The total returns in each table represent the rate that an investor would have earned on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Series' financial statements, are included in the Statement of Additional Information (SAI), which is available upon request.



                                       NET
                                    REALIZED                                                                           RATIO OF
                                        &                     DIVIDENDS     DIVIDENDS     NET                 NET      EXPENSES
          NET ASSET                UNREALIZED                  DECLARED     FROM NET     ASSET               ASSETS       TO
            VALUE        NET       GAIN (LOSS)   TOTAL FROM    FROM NET     REALIZED     VALUE    TOTAL      END OF    AVERAGE
PERIOD    BEGINNING   INVESTMENT       ON        INVESTMENT   INVESTMENT     GAIN ON     END OF   RETURN     PERIOD      NET
ENDED     OF PERIOD   INCOME(1)    INVESTMENTS   OPERATIONS     INCOME     INVESTMENTS   PERIOD    (2)      (000'S)     ASSETS
------    ---------   ----------   -----------   ----------   ----------   -----------   ------   ------    --------   --------
                                                         GROWTH SERIES
11/30/94   $35.76       $0.19        $ 1.04       $  1.23       ($0.25)      ($2.66)    $34.08     3.33%    $712,602     0.55%
11/30/95    34.08        0.25         12.02         12.27        (0.20)       (2.65)     43.50    37.93      897,275     0.55
11/30/96    43.50        0.18          5.10          5.28        (0.28)       (6.22)     42.28    14.02      813,164     0.55
11/30/97    42.28        0.18          8.30          8.48        (0.21)       (6.73)     43.82    23.78      801,230     0.54
11/30/98    43.82        0.15         10.18         10.33        (0.20)       (8.62)     45.33    25.21      836,355     0.54
                                                     INTERNATIONAL SERIES
11/30/94   $12.57       $0.22        $ 0.81       $  1.03       ($0.12)      ($0.22)    $13.26     8.17%    $259,498     1.04%
11/30/95    13.26        0.26          1.11          1.37        (0.23)       (0.50)     13.90    11.18      228,134     1.05
11/30/96    13.90        0.22          2.46          2.68        (0.46)       (0.31)     15.81    20.03      249,144     1.02
11/30/97    15.81        0.17          1.78          1.95        (0.27)       (1.22)     16.27    13.15      223,337     1.04
11/30/98    16.27        0.22          2.31          2.53        (0.27)       (4.44)     14.09    14.56      193,763     1.03
                                                     GROWTH-INCOME SERIES
11/30/94   $28.23       $0.69        ($0.14)      $  0.55       ($0.76)      ($1.56)    $26.46     2.00%    $765,971     0.55%
11/30/95    26.46        0.71          7.46          8.17        (0.76)       (2.23)     31.64    33.47      882,143     0.55
11/30/96    31.64        0.67          5.87          6.54        (0.77)       (2.10)     35.31    21.88      919,356     0.55
11/30/97    35.31        0.66          6.91          7.57        (0.75)       (5.10)     37.03    24.62      950,432     0.54
11/30/98    37.03        0.62          4.91          5.53        (0.71)       (6.80)     35.05    15.07      915,994     0.54
                                                    ASSET ALLOCATION SERIES
11/30/94   $13.66       $0.58        ($0.69)      ($ 0.11)      ($0.62)      ($0.31)    $12.62    (0.84)%   $142,678     0.59%
11/30/95    12.62        0.55          3.16          3.71        (0.68)       (0.38)     15.27    31.01      153,608     0.59
11/30/96    15.27        0.56          2.17          2.73        (0.63)       (1.14)     16.23    19.34      153,060     0.58
11/30/97    16.23        0.55          2.00          2.55        (0.63)       (1.65)     16.50    17.86      155,446     0.59
11/30/98    16.50        0.55          0.98          1.53        (0.61)       (2.08)     15.34     9.28      134,069     0.58
                                                    HIGH-YIELD BOND SERIES
11/30/94   $15.67       $1.24        ($1.88)      ($ 0.64)      ($1.49)      ($0.49)    $13.05    (4.70)%   $127,467     0.59%
11/30/95    13.05        1.26          0.99          2.25        (1.56)       (0.13)     13.61    18.97      146,590     0.59
11/30/96    13.61        1.21          0.56          1.77        (1.53)          --      13.85    14.05      131,337     0.58
11/30/97    13.85        1.19          0.44          1.63        (1.43)          --      14.05    12.76      118,670     0.61
11/30/98    14.05        1.22         (0.73)         0.49        (1.39)       (0.32)     12.83     3.22      100,061     0.60
                                          U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES
11/30/94   $13.34       $0.90        ($1.43)      ($ 0.53)      ($1.11)      ($0.17)    $11.53    (4.17)%   $149,368     0.58%
11/30/95    11.53        0.86          0.85          1.71        (1.20)       (0.06)     11.98    15.95      134,938     0.59
11/30/96    11.98        0.80         (0.21)         0.59        (1.06)          --      11.51     5.49      108,852     0.59
11/30/97    11.51        0.76         (0.14)         0.62        (1.03)          --      11.10     6.09       81,609     0.63
11/30/98    11.10        0.68          0.23          0.91        (0.94)          --      11.07     8.70       79,685     0.63
                                                    CASH MANAGEMENT SERIES
11/30/94   $11.40       $0.40        $   --       $  0.40       ($0.33)      $   --     $11.47     3.56%    $186,396     0.57%
11/30/95    11.47        0.61          0.01          0.62        (0.44)          --      11.65     5.53      100,872     0.58
11/30/96    11.65        0.55            --          0.55        (0.82)          --      11.38     4.94       89,236     0.58
11/30/97    11.38        0.54          0.01          0.55        (0.62)          --      11.31     5.03       69,226     0.63
11/30/98    11.31        0.54            --          0.54        (0.83)          --      11.02     5.04       63,826     0.63


           RATIO OF
             NET
          INVESTMENT
          INCOME TO
PERIOD     AVERAGE     PORTFOLIO
ENDED     NET ASSETS   TURNOVER
------    ----------   ---------
              GROWTH SERIES
11/30/94     0.56%        33.79%
11/30/95     0.65         23.72
11/30/96     0.46         25.51
11/30/97     0.44         29.01
11/30/98     0.34         32.37
           INTERNATIONAL SERIES
11/30/94     1.64%        21.68%
11/30/95     1.95         16.79
11/30/96     1.56         44.94
11/30/97     0.99         47.45
11/30/98     1.50         60.19
           GROWTH-INCOME SERIES
11/30/94     2.54%        32.97%
11/30/95     2.52         18.81
11/30/96     2.07         23.72
11/30/97     1.88         30.06
11/30/98     1.76         32.42
             ASSET ALLOCATION
                  SERIES
11/30/94     4.47%        48.53%
11/30/95     4.04         53.58
11/30/96     3.74         40.97
11/30/97     3.49         39.14
11/30/98     3.56         31.43
          HIGH-YIELD BOND SERIES
11/30/94     8.76%        44.97%
11/30/95     9.66         31.64
11/30/96     9.09         36.99
11/30/97     8.68         64.49
11/30/98     9.18         78.82
                   U.S.
           GOVERNMENT/AAA-RATED
             SECURITIES SERIES
11/30/94     7.42%        16.95%
11/30/95     7.49         43.43
11/30/96     7.03         17.12
11/30/97     6.93         46.17
11/30/98     6.20        163.75
          CASH MANAGEMENT SERIES
11/30/94     3.52%           --%
11/30/95     5.32            --
11/30/96     4.81            --
11/30/97     4.87            --
11/30/98     4.91            --


---------------

(1) Calculated based upon average shares outstanding


(2) Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Series and are available free of charge upon request:
        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Series' performance for the most recently completed fiscal year.
        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Series' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Series by contacting:
          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862

Information about the Series (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Series is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[ANCHOR NATIONAL]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

INVESTMENT COMPANY ACT
-  File No. 811-5157

                     Statement of Additional Information




                             ANCHOR PATHWAY FUND







      This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of the Fund, dated January 29, 1999. This Statement of Additional Information incorporates the Prospectus by reference. The Prospectus may be obtained without charge by writing to the Fund at the address below or by calling (800) 445-7862. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.




                                P.O. Box 54299
                      Los Angeles, California 90054-0299



                                January 29, 1999

                             TABLE OF CONTENTS


Topic                                                                Page
The Fund.........................................................     B-2
Investment Policies..............................................     B-3
Investment Restrictions..........................................     B-15
Fund Officers and Trustees.......................................     B-20
Investment Advisory Agreement....................................     B-24
Business Management Agreement....................................     B-25
Dividends, Distributions and Federal Taxes.......................     B-27
Shareholder Voting Rights........................................     B-27
Price of Shares..................................................     B-28
Execution of Portfolio Transactions..............................     B-29
General Information..............................................     B-32
Financial Statements.............................................     B-33



                                   THE FUND

            The Fund, organized as a Massachusetts business trust on March 23, 1987, is a diversified, open-end management investment company. It was established to provide a funding medium for Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company (the "Company"). The sole shareholder of the Fund is the Account. The Company may issue variable life contracts that also will use the Fund as the underlying investment. The offering of Fund shares to variable annuity and variable life separate accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Fund would monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Fund may be offered to separate accounts of other life insurance companies that are affiliates of the Company.


            The Company is a wholly-owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation, which is, in turn, wholly-owned by SunAmerica Inc., a Maryland corporation, which is, in turn, wholly-owned by American International Group, Inc., the leading U.S.-based international insurance organization.

                             INVESTMENT POLICIES



            The investment objective and policies of each of the Series are described in the Fund's Prospectus. Certain types of securities in which the Series may invest and certain investment practices the Series may employ, which are described under "More Information About the Series" in the Prospectus, are discussed more fully below. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


GENERAL

            ILLIQUID AND RESTRICTED SECURITIES. Each of the Series may invest no more than 15% (10% in the case of the Cash Management Series) of its net assets, determined as of the date of purchase, in illiquid securities or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Series will seek to obtain the right of registration at the expense of the issuer.

            In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid under procedures adopted by the Fund's Board of Trustees. Capital Research and Management Company ("CRMC" or the "Investment Adviser"), will monitor the liquidity of such restricted securities. In reaching liquidity decisions, the Investment Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            The Cash Management Series may invest in commercial paper issues, which include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). In addition, each Series may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Investment Adviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. Each Series intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities.

            MONEY MARKET INSTRUMENTS - These are shorter-term debt securities maturing in one year or less including (1) commercial bank obligations (certificates of deposit, interest bearing time deposits, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (2) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations), (3) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), and (4) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less). Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. For more information on money market instruments, see "Cash Management Series," below.

            FIXED INCOME SECURITIES - Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

            The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.


            Up to 10% of the Growth Series' assets may be invested in straight debt securities rated BB or below by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") or in unrated securities that are determined to be of equivalent quality, provided the Investment Adviser determines that these securities have characteristics similar to the equity securities eligible for purchase by the Growth Series. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk" bonds, carry a higher degree of investment risk than higher rated bonds and are considered speculative.


            Up to 5% of the International Series' assets may be invested in straight debt securities rated BB or below by S&P or Ba or below by Moody's or in unrated securities that are determined to be of equivalent quality.

            Up to 5% of the Growth-Income Series' assets may be invested in straight debt securities rated BB or below by S&P and Ba or below by Moody's or in unrated securities that are determined to be equivalent quality by the Investment Adviser.

            Up to 25% of the Asset Allocation Series' fixed-income assets may be invested in securities rated BB or below by S&P or Ba or below by Moody's, including securities rated as low as CC by S&P or Ca by Moody's.

            The High-Yield Bond Series may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or in bonds that are unrated but determined to be of equivalent quality). In addition, the Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or in bonds that are unrated but determined by the Investment Adviser to be of equivalent quality).

            The U.S. Government/AAA-Rated Securities Series (the "Government/AAA Series") may not purchase any security, other than a U.S. Government security, not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by the Investment Adviser). However, if the rating of a security currently held by the Series is reduced below AAA (or
Aaa), the Series is not required to dispose of the security.

            The Cash Management Series invests only in high-quality short-term debt obligations.

            See "Certain Risks Relates to High-Yield, High-Risk Bonds," below.

            OTHER SECURITIES - Certain securities have both equity and debt characteristics, such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

            Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.


CASH MANAGEMENT SERIES

            The Cash Management Series seeks to achieve its investment objective by investing in a diversified selection of money market instruments. The other Series may also invest to various degrees in money market instruments. The money market instruments in which a Series may invest include the following:

            COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Cash Management Series may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

            SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations with assets in excess of $1 billion based on the latest published reports. The Cash Management Series may also invest in obligations issued by savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Series is fully insured by the U.S. Government.

            COMMERCIAL PAPER - Short-term notes (up to 9 months) issued by corporations or governmental bodies. The Cash Management Series may purchase commercial paper only if judged by the Investment Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by S&P and by Moody's or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Series. (No more than 5% of the Cash Management Series' assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Series' assets or $1 million may be invested in such securities of any one issuer.) See the Appendix at the end of this Statement of Additional Information for a description of the ratings. The commercial paper in which the Cash Management Series may invest includes variable amount master demand notes. Variable amount master demand notes permit the Cash Management Series to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Cash Management Series unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Series attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Investment Adviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Investment Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P and the Cash Management Series may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Series may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Investment Adviser has reason to believe that the borrower could not make timely repayment upon demand.

            CORPORATE BONDS AND NOTES - The Cash Management Series may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Cash Management Series may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by S&P and Moody's. See the Appendix attached hereto for a description of investment-grade ratings by S&P and Moody's.

            FLOATING RATE OBLIGATIONS - These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Investment Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

ASSET ALLOCATION SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

            GNMA CERTIFICATES, FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS - The Asset Allocation Series and Government/AAA Series will - and each Series may - purchase certificates issued by the Government National Mortgage Association ("GNMA"). The Government/AAA Series expects to invest substantially in these securities. These certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks, savings and loan associations and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities), and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Government. Principal is paid back monthly by the borrower over the term of the loan. Because both interest and principal payments (including prepayments) are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

            The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

            Certain securities issued by the U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal Land Banks, Farmer's Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks.

            MORTGAGE-RELATED SECURITIES - The Series may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities) including collateralized mortgage obligations ("CMOs") and mortgage-backed bonds. CMOs (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986, as amended (the "Code")) are issued in series that are made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series has a different maturity than the other classes of bonds in the series and may bear a different coupon rate. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayments of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal payments on the underlying collateral. In these series the classes having proportionately greater interests on principal repayments generally would be more affected by acceleration (or slowing) in the rate of prepayments.

            Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

            U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND REVERSE REPURCHASE AGREEMENTS - The Government/AAA Series is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Government/AAA Series and its agreement to repurchase the security at a specified time and price. The

Government/AAA Series segregates liquid assets, which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the Government/AAA Series. The use of reverse repurchase agreements by the Government/AAA Series creates leverage that increases the Government/AAA Series' investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Government/AAA Series' earnings and net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings and net asset value would decline faster than otherwise would be the case.

            U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES AND RISKS OF INVESTING IN VARIOUS COUNTRIES - The U.S. Government/AAA-Rated Securities Series may purchase obligations of non-U.S. corporations or governmental entities, provided they are U.S. dollar denominated and highly liquid. Accordingly, while the risks described below (under "Risks of Investing in Various Countries") are still present, they are present to a lesser extent.

ASSET ALLOCATION SERIES, HIGH-YIELD BOND SERIES AND U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

            LOANS OF PORTFOLIO SECURITIES - The Asset Allocation Series, High-Yield Bond Series and Government/AAA Series are authorized to lend portfolio securities to broker-dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain collateral with the Fund's custodian consisting of cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. Each Series may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The Series receives any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. Each Series will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, determined at the time any such loan is made.

            PORTFOLIO TRADING OF FIXED-INCOME SECURITIES - The Series intend to engage in portfolio trading of fixed-income securities when it is believed that the sale of a fixed-income security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

            ROLL TRANSACTIONS - The Asset Allocation Series, the High-Yield Bond Series and the Government/AAA Series, may engage in "roll" transactions. A "roll" transaction is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical securities at a future date. The Series intend to treat "roll" transactions as two separate transactions; one involving the purchase of a security and a separate transaction involving the sale of a security. To the extent the Series do not enter into "roll" transactions for financing purposes, they may treat these transactions as not falling within the definition of borrowing set forth in
Section 2(a)(23) of the 1940 Act. The Series will segregate liquid assets, which will be marked to market daily, in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Series' aggregate commitments under these transactions exceed its holding of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Series temporarily will be in a leveraged position, as set forth in Section 18 of the 1940 Act, (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Series' portfolio securities decline while the Series is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Series' aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

            INFLATION-INDEXED BONDS - The Asset Allocation Series, High-Yield Bond Series, and Government/AAA Series may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

            Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Series may also invest in other bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES, AND HIGH-YIELD BOND SERIES

            CURRENCY TRANSACTIONS - The Growth Series, International Series, Growth-Income Series, Asset Allocation Series and High-Yield Bond Series have the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will segregate liquid assets, which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission (the "Commission").

            The High-Yield Bond Series may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. In addition, forward currency contracts may be used by the Series to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An exchange traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange rate. Although currency contracts typically will involve the purchase and sale of a foreign currency against the U.S. dollar, a Series also may enter into currency contracts not involving the U.S. dollar. In connection with these futures transactions, the Fund has filed a notice of eligibility with the Commodity Futures Trading Commission (the "CFTC") that exempts the Series from CFTC registration as a "commodity pool operator" as defined under the Commodities Exchange Act. Pursuant to this notice, these Series will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than "hedging" (as defined by CFTC rules) to 5% of a Series' assets.

            The High-Yield Bond Series may attempt to accomplish objectives similar to those involved in its currency contracts by purchasing put or call options on currencies. A put option gives the Series, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Series, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Series might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the Series would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which a Series anticipates purchasing securities.

            Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Series will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

            Certain provisions of the Code may affect the extent to which the Series may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the Series.

GROWTH SERIES, INTERNATIONAL SERIES, GROWTH-INCOME SERIES, ASSET ALLOCATION SERIES AND HIGH-YIELD BOND SERIES

            CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS - The Growth Series, International Series, Growth-Income Series, Asset Allocation Series and High-Yield Bond Series may invest in high-yield, high-risk bonds. These bonds present certain risks, discussed below:

            Sensitivity to Interest Rate and Economic Changes - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Series may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Series' net asset value.

            Payment Expectations - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets. If the Series experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Series' rate of return.

            Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely the Series' ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

            WARRANTS AND RIGHTS - Warrants are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering. Rights generally expire in less than four weeks.

            RISKS OF INVESTING IN VARIOUS COUNTRIES - The Growth, International, Growth-Income, Asset Allocation, Cash Management and the High-Yield Bond Series may invest in securities of issuers domiciled outside the U.S., which may be denominated in currencies other than the U.S. dollar, pursuant to the percentage limitations listed in the Prospectus.

            Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; foreign taxation or income from foreign sources; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities. A developing country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.

            Additional costs could be incurred in connection with the Series' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the Series will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

            The U.S. Government/AAA Series may purchase obligations of foreign corporation or governmental entities, provided they are U.S. dollar denominated and highly liquid.

HIGH-YIELD BOND SERIES

            LOAN PARTICIPATIONS - Loan participations, which can also include loan assignments, typically involve loans made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured and will vary in term and legal structure. Typically, price quotations with respect to loan participations are available from the originating bank (the bank that makes the underlying loan). The originating bank also serves as the market maker for the resale of loan participations. When purchasing such instruments, the Series may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. In addition, if the loan is foreclosed, the Series could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations generally are not rated by major rating agencies and may not be protected by the securities laws. Also loan participations may be liquid or illiquid. To the extent these instruments are illiquid, the Series may have difficulty determining their value or selling the instruments as generally there is no secondary market. The Series will purchase these instruments only to the extent that such a purchase would be consistent with its investment policies regarding debt securities and/or illiquid securities.

            In determining whether to purchase a particular loan participation, the Investment Adviser will take into account all relevant factors including the instrument's potential volatility, liquidity and risks (including whether the Series could be put in an undesirable position as lender and/or owner of the collateral).

                             INVESTMENT RESTRICTIONS

            The Fund has adopted certain investment restrictions for each Series that cannot be changed without approval by a majority of its outstanding shares. Such majority is defined as the vote of the lesser of (i) 67 percent or more of the outstanding shares of the Series present at a meeting, if the holders of more than 50 percent of the outstanding shares of the Series are present in person or by proxy or (ii) more than 50 percent of the outstanding shares of the Series.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT SERIES

            The Cash Management Series has adopted the following restrictions that are fundamental policies. These fundamental policies, as well as the Cash Management Series' investment objective, cannot be changed without approval by a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Series may not:

       1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Make loans to others except for the purchase of the debt securities listed above under its Investment Policies. The Series may, however, enter into repurchase agreements.

       5. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the Series' total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Series will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

       6. Sell securities short except to the extent that the Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Cash Management Series may not:

       8. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       9. Pledge or hypothecate its assets.

       10. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

       11. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

       Notwithstanding investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Series has adopted a more restrictive policy (which may be changed by the Trustees without shareholder approval) of investing no more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Series may invest, as to 25% of its assets, more than 5% of its assets in certain high-quality securities (as defined in the Rule) of a single issuer for a period of up to three business days. The purchase by the Cash Management Series of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of investment restriction Number 10 above.

INVESTMENT RESTRICTIONS OF THE GROWTH SERIES, THE INTERNATIONAL SERIES, THE GROWTH-INCOME SERIES, THE ASSET ALLOCATION SERIES AND THE HIGH-YIELD BOND SERIES

       The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series have each adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as each Series' investment objective, cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Series. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series may not:

       1. Invest more than 5% of the value of the total assets of the Series in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Series' total assets and, provided further, that the limitation shall not apply to obligations of the government of the United States or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the Series' total assets.

       2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

       3. Invest more than 25% of the Series' total assets in the securities of issuers in the same industry. Obligations of the U.S. Government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Series may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

       4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein).

       5. Purchase commodities or commodity contracts; except that the International Series, the Asset Allocation Series and the High-Yield Bond Series may engage in transactions involving currencies (including forward and futures contracts or put and call options).

       6. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

       7. Borrow money, except to the extent permitted by applicable law.

       8. Purchase securities on margin.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Growth Series, the International Series, the Growth-Income Series, the Asset Allocation Series and the High-Yield Bond Series may not:

       9. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       10. Pledge or hypothecate its assets.

       11. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

       12. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

       13. Invest in companies for the purpose of exercising control or management.

       14. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

       15. Sell securities short, except to the extent permitted by applicable law.


INVESTMENT RESTRICTIONS OF THE U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES

       The Government/AAA Series has adopted the following investment restrictions that are fundamental policies. These fundamental policies, as well as the Government/AAA Series' investment objective, cannot be changed without approval of a majority of its outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Government/AAA Series may not:

       1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the Government/AAA Series' total assets would be invested in securities of the issuer.

       2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities or other securities to the extent they are backed by or represent interests in U.S. government securities or U.S. government-guaranteed mortgages.

       3. Invest in companies for the purpose of exercising control or management.

       4. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the Government/AAA Series may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including real estate investment trusts.

       5. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the Series to be considered an underwriter as that term is defined under the Securities Act.

       6. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

       7. Sell securities short, except to the extent that the Government/AAA Series contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

       8. Purchase securities on margin, except that the Series may obtain necessary short-term credits for the clearance of purchases and sales of securities.

       9. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the Government/AAA Series' total assets, except that the Series may enter into reverse repurchase agreements.

       10. Write, purchase or sell puts, calls or combinations thereof.

       The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. The Government/AAA Series may not:

       11. Enter into any repurchase agreement maturing in more than seven days or invest or invest in any other illiquid security if, as a result, more than 15% of the Series' total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Investment Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities.

       12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

       13. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

                          FUND OFFICERS AND TRUSTEES

       The Trustees and executive officers of the Fund and their principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.

                                                        Principal Occupations
Name, Age and Address       Position with the Fund      During Past Five Years
---------------------       ----------------------      ----------------------
James K. Hunt, *47          Trustee, Chairman and       Executive Vice President,
                            President                   SunAmerica Investments, Inc.
                                                        (1993 to Present); President,
                                                        SunAmerica Corporate Finance,
                                                        (since January 1994); Trustee,
                                                        Chairman and President,
                                                        SunAmerica Series Trust and
                                                        Seasons Series Trust (since 1994).


Monica C. Lozano, 42        Trustee                     Associate Publisher, La Opinion
3257 Purdue Avenue                                      (newspaper publishing concern)
Los Angeles, CA  90066                                  (since 1995); Director, First
                                                        Interstate Bank of California (1994-
                                                        1996); Editor, La Opinion (1991-
                                                        1995). Trustee, SunAmerica Series
                                                        Trust and Seasons Series Trust.


Allan L. Sher, 67           Trustee                     Retired; Trustee, SunAmerica
                                                        Series Trust (since 1994) and
                                                        Seasons Series Trust (since 1997).

                                                        Principal Occupations
Name, Age and Address       Position with the Fund      During Past Five Years
---------------------       ----------------------      ----------------------

William M. Wardlaw, 51      Trustee                     Principal, Freeman Spogli & Co.
                                                        (investment banking) (1988-
                                                        Present), Vice President and
                                                        Director, MCC International
                                                        Holdings (cable) (since April
                                                        1996); Trustee, SunAmerica
                                                        Series Trust and Seasons Series
                                                        Trust.

Scott L. Robinson, 52       Senior Vice President,      Senior Vice President and
                            Treasurer and               Controller, SunAmerica Inc. (since
                            Controller                  1991); Senior Vice President of
                                                        Anchor National (since 1988);
                                                        Senior Vice President,
                                                        Treasurer and Controller,
                                                        SunAmerica Series Trust (since
                                                        1993) and Seasons Series Trust
                                                        (since 1997); Joined
                                                        SunAmerica Inc. in 1978.

                                                        Principal Occupations
Name, Age and Address       Position with the Fund      During Past Five Years
---------------------       ----------------------      ----------------------
Susan L. Harris, 41         Vice President,             Senior Vice President (since
                            Counsel and Secretary       November 1995), Secretary (since
                                                        1989) and General
                                                        Counsel-Corporate Affairs
                                                        (since December 1994),
                                                        SunAmerica Inc.; Senior Vice
                                                        President and Secretary,
                                                        Anchor National (since 1990);
                                                        Vice President, Counsel and
                                                        Secretary, SunAmerica Series
                                                        Trust (since 1993) and Seasons
                                                        Series Trust (since 1997);
                                                        Joined SunAmerica Inc. in
                                                        1985.

Peter C. Sutton, 34         Vice President and          Senior Vice President, SunAmerica
The SunAmerica Center       Assistant Treasurer         Asset Management Corp. (since
733 Third Avenue                                        April 1997);  Treasurer (since
New York, NY 10017-3204                                 February 1996), SunAmerica
                                                        Mutual Funds, Anchor Series Trust
                                                        and Style Select Series, Inc. (since
                                                        1996); Vice President and Assistant
                                                        Treasurer, SunAmerica Series Trust
                                                        and Seasons Series Trust (since
                                                        1994); formerly, Vice President,
                                                        SunAmerica (1994-1997); Controller,
                                                        SunAmerica Mutual Funds and Anchor
                                                        Series Trust (March 1993 to February
                                                        1996); Assistant Controller,
                                                        SunAmerica Mutual Funds and Anchor
                                                        Series Trust (1990-1993).

Robert M. Zakem, 41         Vice President and          Vice President and Assistant
The SunAmerica Center       Assistant Secretary         Secretary, SunAmerica Series Trust
733 Third Avenue                                        (since 1993) and Seasons Series
New York, NY 10017-3204                                 Trust (since 1997); Secretary and
                                                        Chief Compliance Officer,
                                                        SunAmerica Mutual Funds and
                                                        Anchor Series Trust (since 1993)
                                                        and Style Select Series (since
                                                        1996); Senior Vice President and
                                                        General Counsel, SunAmerica
                                                        Asset Management Corp. (since
                                                        April 1993); Executive Vice
                                                        President, General Counsel and
                                                        Director, SunAmerica Capital
                                                        Services, Inc. (since February
                                                        1993); Vice President, General
                                                        Counsel and Assistant Secretary,
                                                        SunAmerica Fund Services, Inc.
                                                        (since January 1994).


-------------------

* A Trustee who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

            As of January 1, 1999, the officers and Trustees as a group owned an aggregate of less than 1% of the shares of each Series.


            The Trustees of the Fund are responsible for the overall supervision of the operation of the Fund and each Series and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust. The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Company or its affiliates.


            The following table sets forth information summarizing the compensation of each Trustee of the Fund for their services as Trustees for the fiscal year ended November 30, 1998. Trustees who are affiliated with the Company do not receive any compensation. Ms. Lozano became a Trustee as of December 30, 1998.

                               COMPENSATION TABLE

                                                 PENSION OR
                                                 RETIREMENT      TOTAL COMPENSATION
                               AGGREGATE      BENEFITS ACCRUED  FROM REGISTRANT AND
                              COMPENSATION    AS PART OF FUND    FUND COMPLEX PAID
          TRUSTEE           FROM REGISTRANT       EXPENSES          TO TRUSTEES*
          -------           ---------------       --------          ------------
Richards D. Barger**            $13,000             N/A               $24,000
Monica C. Lozano                  ----              N/A                    --
Norman J. Metcalfe**            $13,000             N/A               $24,000
Allan L. Sher                   $13,000             N/A               $24,000
William M. Wardlaw              $11,750             N/A               $21,750



* Information is as of November 30, 1998 for the three investment companies in the complex (the Fund, SunAmerica Series Trust and Seasons Series Trust) that pay fees to these Trustees.


** Messrs. Barger and Metcalfe served as Trustees until October 1998.


                        INVESTMENT ADVISORY AGREEMENT

      The Fund is advised by CRMC of Los Angeles, California, which is a wholly-owned subsidiary of the Capital Group Companies, Inc., and is headquartered at 333 South Hope Street, Los Angeles California 90071. The Amended and Restated Investment Advisory Agreement between the Fund and the Investment Adviser, dated March 14, 1990, provides that the Investment Adviser shall determine what securities are purchased or sold by the Fund.

      The Investment Advisory Agreement continues in effect with respect to each Series from year to year provided that such continuance is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for automatic termination upon assignment.

      As compensation for its services, the Investment Adviser receives from the Fund a fee, accrued daily and payable monthly, based on the net assets of each Series. For all the Series except the International Series, the fee is equal to 0.36% (on an annualized basis) of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.30% of that portion of the Series' average daily net assets in excess of $30 million. The Investment Adviser receives a fee, accrued daily and payable monthly, based on the net assets of the International Series, at the annual rate of 0.66% of that portion of the Series' average daily net assets not exceeding $60 million, plus 0.58%
of that portion of the Series' average daily net assets in excess of $60 million.

      The following table sets forth the total advisory fees received by the Investment Adviser from each Series pursuant to the Investment Advisory Agreement for the fiscal years ended November 30, 1998, 1997 and 1996.

                                ADVISORY FEES

          FUND                     1998             1997             1996
                                   ----             ----             ----
Growth Series                   $2,453,000       $2,411,000       $2,478,000
International Series            $1,283,000       $1,504,000       $1,412,000
Growth-Income Series            $2,854,000       $2,809,000       $2,672,000
Asset Allocation Series         $  456,000       $  481,000       $  472,000
High-Yield Bond Series          $  353,000       $  394,000       $  421,000
U.S. Government/AAA-Rated
Securities Series               $  253,000       $  292,000       $  380,000
Cash Management Series          $  228,000       $  264,000       $  318,000


                         BUSINESS MANAGEMENT AGREEMENT


      SunAmerica Asset Management Corp. (the "Business Manager"), organized in 1982 under the laws of Delaware, provides administrative services to the Fund. The Business Manager is an indirect wholly-owned subsidiary of Anchor National Life Insurance Company, an indirect subsidiary of SunAmerica Inc., an investment-grade financial services company that, as of September 30, 1998, earns fees or spreads income on approximately $110 billion in assets. SunAmerica Inc. is wholly-owned by American International Group, Inc., the leading U.S.-based international insurance organization, which, through its affiliates, is also engaged in a range of financial services activities. The Business Management Agreement between the Fund and the Business Manager, dated January 1, 1999, provides that the Business Manager will manage the business affairs of the Fund and perform the administrative functions required of a registered investment company at all times in accordance with the organizational documents and current prospectus of the Fund.


      As compensation for its services, the Business Manager receives a fee, accrued daily and payable monthly, based on the net assets of each Series of the Fund other than the International Series, at the annual rate of 0.24% of that portion of each Series' average daily net assets not exceeding $30 million, plus 0.20% on that portion of the Series' average daily net assets in excess of $30 million. The Business Manager receives a monthly fee, accrued daily, based on the average daily net assets of the International Series at the annual rate of 0.24%.

      The following table sets forth the total administrative fees paid by the Fund to the Business Manager and its predecessor, Anchor Investment Adviser, Inc., pursuant to the Business Management Agreement for the fiscal years ended November 30, 1998, 1997 and 1996.

                           BUSINESS MANAGEMENT FEES


         FUND                      1998             1997             1996
                                   ----             ----             ----
Growth Series                   $1,635,000       $1,607,000       $1,653,000
International Series            $  511,000       $  602,000       $  564,000
Growth-Income Series            $1,903,000       $1,873,000       $1,781,000
Asset Allocation Series         $  304,000       $  320,000       $  314,000
High-Yield Bond Series          $  236,000       $  263,000       $  281,000
U.S. Government/AAA-Rated
Securities Series               $  169,000       $  195,000       $  253,000
Cash Management Series          $  152,000       $  176,000       $  212,000




     The Business Management Agreement provides that it will continue in effect for two years after initial approval, unless terminated, and may be renewed from year to year thereafter as to each Series provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Series, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in said Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Business Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Agreement provides for its automatic termination upon assignment.


      The Fund pays certain expenses not assumed by the Business Manager including, but not limited to, expenses of shareholder meetings; reports to shareholders and the printing of proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expenses of issuance, transfer and redemption of shares; custodian fees; printing and preparation of registration statements; taxes; and the compensation of trustees who are not interested persons of the Fund.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES



      FEDERAL TAXES - Each Series is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M under the Code. To remain qualified as a regulated investment company, a Series generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Series' assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Series' net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the value of its assets are invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (including short-term capital gains).


      Each Series will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Series may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Series under the regulation. Each Series intends to comply with the diversification regulations. If a Series fails to comply with these regulations, the contracts invested in that Series will not be treated as annuity, endowment or life insurance contracts under the Code.

      Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of that Series' assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

                           SHAREHOLDER VOTING RIGHTS

      All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

      In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Fund as a whole.


                                 PRICE OF SHARES

      Shares of the Fund are currently offered only to the Variable Separate Account. The Fund is open for business on any day the NYSE is open for regular trading. The price paid for shares is the net asset value per share calculated once daily at the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Series calculates the net asset value of its shares separately by dividing the total value of its net assets by its shares outstanding.

      Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Series uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Investment Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Series' total assets.

      A Series' liabilities, including proper accruals of expense items, are deducted from total assets.


                       EXECUTION OF PORTFOLIO TRANSACTIONS


      Orders for the Fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the Fund or other funds served by the Investment Adviser or Business Manager. The Fund does not consider that it has an obligation to obtain the lower available commission rate to the exclusion of price, service and qualitative considerations.


      A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser.

      The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Investment Adviser places the Fund's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Investment Adviser in serving other clients as well as the Fund and research services obtained by the Investment Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Fund.

      There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other Funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The Fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

      Purchases and sales of money market and other fixed income instruments usually are principal transactions. Normally, no brokerage commissions are paid by the Fund for such purchases. Money market instruments are generally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). Where transactions are made in the over-the-counter market, the Series deals with the primary market makers unless more favorable prices are obtainable.

      The policy of the Fund with respect to brokerage practices is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

      The following tables set forth the brokerage commissions paid by the Series and the amounts of the brokerage commissions that were paid to affiliated broker-dealers by the Series for the fiscal years ended November 30, 1998, 1997 and 1996.

                           1998 BROKERAGE COMMISSIONS


                              AGGREGATE       AMOUNT PAID TO     PERCENTAGE PAID TO
                              BROKERAGE     AFFILIATED BROKER-   AFFILIATED BROKER-
        SERIES               COMMISSIONS         DEALERS              DEALERS
        ------               -----------         -------              -------
Growth Series                 $537,003         $  4,400                 0.82%
International Series          $485,903             --                   --
Growth-Income Series          $615,135         $  5,605                  .91%

Asset Allocation Series       $ 57,341             --                   --

High-Yield Bond Series             100             --                   --

U.S. Government/AAA-
Rated Securities Series           --               --                   --

Cash Management Series            --               --                   --



                           1997 BROKERAGE COMMISSIONS

                                   AGGREGATE        AMOUNT PAID TO     PERCENTAGE PAID TO
                                   BROKERAGE      AFFILIATED BROKER-   AFFILIATED BROKER-
        SERIES                    COMMISSIONS          DEALERS              DEALERS
        ------                    -----------          -------              -------
Growth Series                      $447,407            $  1,175             0.26%

International Series               $593,093                  --               --
Growth-Income Series               $645,724            $ 10,961             1.70%
Asset Allocation Series            $ 78,768            $  1,250             1.59%
High-Yield Bond Series                   --                  --               --
U.S. Government/AAA-
Rated Securities Series                  --                  --               --
Cash Management Series                   --                  --               --


                           1996 BROKERAGE COMMISSIONS

                                      AGGREGATE         AMOUNT PAID TO       PERCENTAGE PAID TO
                                      BROKERAGE       AFFILIATED BROKER-     AFFILIATED BROKER-
        SERIES                       COMMISSIONS           DEALERS                DEALERS
        ------                       -----------           -------                -------
Growth Series                         $545,267            $  4,076                 0.75%
International Series                  $501,956                  --                   --
Growth-Income Series                  $574,225            $  4,220                 0.74%
Asset Allocation Series
                                      $ 79,496            $    120                 0.15%
High-Yield Bond Series                      --                  --                   --

U.S. Government/AAA-
Rated Securities Series                     --                  --                   --
Cash Management Series                      --                  --                   --

                               GENERAL INFORMATION

            CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's custodian. In this capacity, State Street maintains the portfolio securities held by the Fund, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Fund.

            INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, are the Fund's independent accountants. PricewaterhouseCoopers LLP performs an annual audit of the Fund's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the Commission. The firms of Blazzard, Grodd & Hasenauer, 943 Coast Road East, Westport, CT 06881 and Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, NY 10022, provide legal services to the Fund.

            REPORTS TO SHAREHOLDERS - Contract owners are provided at least semiannually with reports showing the investment portfolio, financial statements and other information.

            SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of such trust. The risk of a shareholder of the Fund incurring any financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Fund or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Fund and also provides for the Fund to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

            Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Fund provides indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

            REGISTRATION STATEMENT - A registration statement has been filed with the Commission under the Securities Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Fund has filed with the Commission, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

            Set forth following this Statement of Additional Information are the audited financial statements of the Fund with respect to the Registrant's fiscal year ended November 30, 1998.

                                   APPENDIX

               DESCRIPTION OF COMMERCIAL PAPER AND BAND RATINGS

            COMMERCIAL PAPER RATINGS -- Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            S&P's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

            CORPORATE DEBT SECURITIES -- Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa -- medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree; often in default or have other marked shortcomings. C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            S&P rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C -- Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 --Reserved for income bonds on which no interest is being paid. D -- In default and payment of interest and or principal is in arrears.

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    GROWTH SERIES                      INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                                          VALUE
                       COMMON STOCK -- 88.1%                                             SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CAPITAL EQUIPMENT -- 29.9%
                       Aerospace & Military Technology -- 0.2%
                       Gulfstream Aerospace Corp.+.................................       40,000         $  2,055

                       Data Processing & Reproduction -- 11.2%
                       Adobe Systems, Inc. ........................................      155,000            6,936
                       Ascend Communications, Inc.+................................      164,500            9,243
                       Compaq Computer Corp. ......................................      277,500            9,019
                       Computer Associates International, Inc. ....................       40,000            1,770
                       Data General Corp.+.........................................      200,000            3,625
                       Gateway 2000, Inc.+.........................................       30,000            1,684
                       Lexmark International Group, Inc., Class A+.................       30,000            2,291
                       Mentor Graphics Corp. +.....................................      120,000            1,035
                       Microsoft Corp.+............................................       50,000            6,100
                       Oracle Corp.+...............................................      440,000           15,070
                       PeopleSoft, Inc. +..........................................      530,000           10,898
                       Siebel Systems, Inc.+.......................................        1,032               25
                       Silicon Graphics, Inc.+.....................................      500,000            6,125
                       Solectron Corp.+............................................      260,000           17,209
                       Structural Dynamics Research Corp.+.........................      150,000            2,616

                       Electrical & Electronics -- 1.4%
                       Ericsson (L.M.) Telecommunications Co., Class B ADR.........      240,000            6,630
                       General Instrument Corp.+...................................      100,000            2,812
                       Northern Telecom Ltd. ......................................       45,000            2,101

                       Electronic Components -- 15.6%
                       Adaptec, Inc.+..............................................      380,000            6,175
                       ADC Telecommunications, Inc.+...............................      115,000            3,436
                       Altera Corp.+...............................................      340,000           16,681
                       Analog Devices, Inc.+.......................................      486,666            9,946
                       Intel Corp. ................................................      176,200           18,963
                       LSI Logic Corp.+............................................      200,000            3,100
                       Microchip Technology, Inc.+.................................      205,000            7,137
                       Micron Technology, Inc.+....................................      117,100            4,838
                       Newbridge Networks Corp.+...................................      100,000            2,925
                       Park Electrochemical Corp. .................................      187,200            3,592
                       Quantum Corp.+..............................................      110,000            2,434
                       Rogers Corp.+...............................................      109,200            2,962
                       SCI Systems, Inc.+..........................................      240,000           11,670
                       Texas Instruments, Inc. ....................................      411,000           31,390
                       Xilinx, Inc.+...............................................      100,000            5,075

                       Electronic Instruments -- 1.2%
                       Applied Materials, Inc.+....................................      270,000           10,463

                       Energy Equipment -- 0.3%
                       Baker Hughes, Inc. .........................................       25,500              467
                       Schlumberger Ltd. ..........................................       40,000            1,787
                                                                                                         --------
                                                                                                          250,285
                                                                                                         --------

                                                           ---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CONSUMER GOODS -- 4.5%
                       Beverages & Tobacco -- 1.3%
                       PepsiCo, Inc. ..............................................       40,000         $  1,547
                       Philip Morris Cos., Inc. ...................................      160,000            8,950

                       Food & Household Products -- 0.3%
                       Dole Food, Inc. ............................................       40,000            1,265
                       Keebler Foods Co.+..........................................       40,000            1,348

                       Health & Personal Care -- 2.2%
                       BioChem Pharma, Inc.+.......................................       60,000            1,462
                       Forest Labs, Inc.+..........................................       45,000            2,098
                       Guidant Corp. ..............................................       50,000            4,291
                       Omnicare, Inc. .............................................       30,000              859
                       Pfizer, Inc. ...............................................       15,000            1,674
                       Pharmacia & Upjohn, Inc. ...................................       58,000            3,020
                       Sepracor, Inc.+.............................................       27,500            2,282
                       Warner-Lambert Co. .........................................       40,000            3,020

                       Recreation & Other Consumer Products -- 0.2%
                       Hasbro, Inc. ...............................................       44,100            1,546
                       Midway Games, Inc.+.........................................       55,100              562

                       Textiles & Apparel -- 0.5%
                       Nike, Inc., Class B.........................................      100,000            4,000
                                                                                                         --------
                                                                                                           37,924
                                                                                                         --------
                       ENERGY -- 1.0%
                       Energy Sources -- 1.0%
                       Enterprise Oil PLC ADR......................................      300,000            1,648
                       Murphy Oil Corp. ...........................................       80,000            3,190
                       Oryx Energy Co.+............................................       75,000            1,036
                       Pogo Producing Co. .........................................       86,500            1,006
                       Talisman Energy, Inc.+......................................       40,000              697
                       Total SA ADR................................................       20,000            1,222
                                                                                                         --------
                                                                                                            8,799
                                                                                                         --------
                       FINANCE -- 6.9%
                       Banking -- 2.1%
                       Charter One Financial, Inc. ................................      184,999            5,492
                       M & T Bank Corp. ...........................................        3,500            1,745
                       Washington Mutual, Inc. ....................................      145,000            5,619
                       Wells Fargo Co. ............................................      125,000            4,500

                       Financial Services -- 1.6%
                       Capital One Financial Corp. ................................       20,000            2,200
                       Federal National Mortgage Association.......................       95,000            6,911
                       Household International, Inc. ..............................      110,000            4,304

                       Insurance -- 3.2%
                       American International Group, Inc. .........................       90,000            8,460
                       EXEL Ltd., Class A..........................................      130,000            9,766
                       MGIC Investment Corp. ......................................       85,000            3,735
                       Transatlantic Holdings, Inc. ...............................       60,000            4,560
                                                                                                         --------
                                                                                                           57,292
                                                                                                         --------

---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       MATERIALS -- 2.3%
                       Chemicals -- 1.7%
                       Air Products & Chemicals, Inc. .............................      100,000         $  3,813
                       Monsanto Co. ...............................................       84,000            3,806
                       Praxair, Inc. ..............................................       35,000            1,337
                       Valspar Corp. ..............................................      150,000            4,987

                       Forest Products & Paper -- 0.6%
                       Sealed Air Corp.+...........................................      115,000            5,074
                                                                                                         --------
                                                                                                           19,017
                                                                                                         --------
                       SERVICES -- 41.5%
                       Broadcasting & Publishing -- 22.8%
                       BHC Communications, Inc., Class A...........................       55,821            6,224
                       Cablevision Systems Corp., Class A+.........................      280,000           11,585
                       Comcast Corp., Class A......................................      235,000           11,398
                       Cox Communications, Inc., Class A+..........................      253,200           13,341
                       Fox Entertainment Group, Inc., Class A+.....................      150,000            3,544
                       News Corp. Ltd. ADR, Inc. TCI...............................      680,000           19,040
                       Tele-Communications, Inc. Liberty Media Group, Series A+....      556,037           22,415
                       Tele-Communications, Inc., TCI Group, Series A+.............       96,081            4,059
                       Tele-Communications, Inc., TCI Ventures Group, Series A+....       27,212              539
                       Time Warner, Inc. ..........................................      478,750           50,628
                       USA Networks, Inc.+.........................................      356,500           11,252
                       Viacom, Inc., Class B+......................................      550,000           36,609

                       Business & Public Services -- 9.8%
                       Allied Waste Industries, Inc.+..............................      165,400            3,370
                       America Online, Inc.+.......................................       65,000            5,692
                       APAC Teleservices, Inc.+....................................       69,900              454
                       Avery Dennison Corp. .......................................       40,000            1,917
                       Cambridge Technology Partners, Inc.+........................      207,100            4,323
                       Cendant Corp.+..............................................    1,295,562           24,616
                       Columbia/HCA Healthcare Corp. ..............................      238,625            5,876
                       Concord EFS, Inc.+..........................................      140,000            4,454
                       FDX Corp.+..................................................      250,000           16,219
                       First Data Corp. ...........................................      100,000            2,669
                       TeleTech Holdings, Inc.+....................................       40,000              365
                       Universal Health Services, Inc., Class B....................       74,900            4,017
                       Waste Management, Inc. .....................................      190,586            8,171

                       Leisure & Tourism -- 2.5%
                       Carnival Corp., Class A.....................................       94,300            3,253
                       Disney (Walt) Co. ..........................................      200,000            6,438
                       King World Productions, Inc.+...............................      150,000            4,088
                       Mirage Resorts, Inc.+.......................................      445,000            6,619

                       Merchandising -- 1.8%
                       Cardinal Health, Inc., Class A..............................       55,500            3,809
                       Consolidated Stores Corp.+..................................      352,400            7,576
                       Limited, Inc. ..............................................       96,500            2,792
                       Venator Group, Inc.+........................................       77,800              613

                       Telecommunications -- 2.0%
                       AirTouch Communications, Inc.+..............................      195,000           11,151
                       MCI WorldCom, Inc.+.........................................       49,756            2,936
                       Paging Network, Inc.+.......................................      230,000            1,423
                       Teleglobe, Inc. ............................................       51,000            1,387

                                                           ---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       SERVICES (continued)
                       Transportation: Airlines -- 2.6%
                       AMR Corp.+..................................................      140,000         $  9,231
                       Delta Airlines, Inc. .......................................       20,000            1,074
                       Southwest Airlines Co. .....................................      543,750           11,690
                                                                                                         --------
                                                                                                          346,857
                                                                                                         --------
                       OTHER COMMON STOCK -- 2.0%..................................                        16,694
                                                                                                         --------
                       TOTAL COMMON STOCK (cost $465,744)..........................                       736,868
                                                                                                         --------

                                                                                                          VALUE
                       PREFERRED STOCK -- 1.0%                                           SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       SERVICES -- 1.0%
                       Broadcasting & Publishing -- 1.0%
                       News Corp. Ltd. ADR (cost $2,313)...........................      340,000            8,564
                                                                                                         --------
                       TOTAL INVESTMENT SECURITIES (cost $468,057).................                       745,432
                                                                                                         --------
                                                                                       PRINCIPAL
                                                                                         AMOUNT
                       SHORT-TERM SECURITIES -- 11.2%                                (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 9.3%
                       AI Credit Corp. 5.08% due 12/14/98..........................      $ 9,000            8,984
                       AI Credit Corp. 5.08% due 1/6/99............................        2,500            2,487
                       Duke Energy Co. 5.10% due 12/11/98..........................        7,400            7,390
                       International Lease Finance Corp. 5.00% due 1/19/99.........       10,000            9,932
                       Lucent Technologies, Inc. 5.10% due 12/14/98................        7,000            6,987
                       Monsanto Co. 5.15% due 2/12/99..............................       21,000           20,782
                       Motorola, Inc. 5.15% due 12/1/98............................        8,500            8,500
                       Motorola, Inc. 5.15% due 12/17/98...........................       10,000            9,977
                       Xerox Corp. 5.17% due 12/3/98...............................        2,500            2,499
                                                                                                         --------
                                                                                                           77,538
                                                                                                         --------
                       FEDERAL AGENCY OBLIGATIONS -- 1.9%
                       Federal Home Loan Bank Discount Notes 4.80% due 12/2/98.....       14,300           14,298
                       Federal Home Loan Bank Discount Notes 5.00% due 1/13/99.....        1,500            1,491
                                                                                                         --------
                                                                                                           15,789
                                                                                                         --------
                       TOTAL SHORT-TERM SECURITIES (cost $93,326)..................                        93,327
                                                                                                         --------

                       TOTAL INVESTMENTS --
                         (cost $561,383)                                      100.3%                      838,759
                       Liabilities in excess of other assets --                (0.3)                       (2,404)
                                                                             ------                      --------
                       NET ASSETS --                                          100.0%                     $836,355
                                                                             ======                      ========

              -----------------------------

              + Non-income producing security

              ADR - American Depository Receipt

              See Notes to Financial Statements

---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    INTERNATIONAL SERIES               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                                            VALUE
                       COMMON & PREFERRED STOCK -- 86.2%                                  SHARES        (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       ARGENTINA -- 1.3%
                       Telefonica de Argentina SA ADR (Services)...................         75,400        $  2,441
                                                                                                          ---------

                       AUSTRALIA -- 6.0%
                       Brambles Industries Ltd. (Services).........................        100,000           2,451
                       Broken Hill Proprietary Co., Ltd. (Materials)...............        422,267           3,357
                       Coca-Cola Amatil Ltd. (Consumer Goods)......................        262,517             882
                       News Corp. Ltd. ADR (Services)..............................        100,000           2,800
                       Westpac Banking Corp. Ltd. (Finance)........................        306,514           2,045
                                                                                                          ---------
                                                                                                            11,535
                                                                                                          ---------

                       BRAZIL -- 0.4%
                       Centrais Geradoras do Sul do Brasil SA ADR (Energy).........         18,300             125
                       Companhia Paranaense De Energia -- Copel (Energy)...........    118,055,000             757
                                                                                                          ---------
                                                                                                               882
                                                                                                          ---------

                       CANADA -- 2.4%
                       Northern Telecom Ltd. (Capital Equipment)...................         94,000           4,389
                       Teck Corp., Class B (Materials).............................         40,000             271
                                                                                                          ---------
                                                                                                             4,660
                                                                                                          ---------

                       FINLAND -- 6.7%
                       Nokia (AB) OY, Series K (Capital Equipment).................         40,000           3,916
                       Nokia Corp., Class A ADR+ (Capital Equipment)...............         80,000           7,832
                       UPM-Kymmene Oyj (Materials).................................         48,000           1,256
                                                                                                          ---------
                                                                                                            13,004
                                                                                                          ---------

                       FRANCE -- 9.6%
                       Canal Plus (Services).......................................         13,500           3,102
                       Carrefour SA (Services).....................................          4,300           3,042
                       Peugeot SA (Consumer Goods).................................          6,700           1,060
                       Total SA, Class B (Energy)..................................         33,876           4,198
                       Vivendi SA (Services).......................................         32,000           7,233
                                                                                                          ---------
                                                                                                            18,635
                                                                                                          ---------

                       GERMANY -- 7.9%
                       Bayerische Motoren Werke AG (Consumer Goods)................          6,072           4,689
                       Bayerische Motoren Werke AG new shares (Consumer Goods).....          1,214             916
                       Bayerische Motoren Werke AG Preferred (Consumer Goods)......          2,604           1,205
                       Bayerische Motoren Werke AG NV, new shares Preferred
                         (Consumer Goods)..........................................            520             225
                       Deutsche Telekom AG (Services)..............................        296,000           8,305
                                                                                                          ---------
                                                                                                            15,340
                                                                                                          ---------

                       ITALY -- 3.2%
                       Telecom Italia Mobile SpA (Services)........................         64,800             273
                       Telecom Italia SpA+ (Services)..............................        954,100           5,958
                                                                                                          ---------
                                                                                                             6,231
                                                                                                          ---------

                                                           ---------------------

                                                                                                            VALUE
                       COMMON & PREFERRED STOCK (continued)                               SHARES        (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       JAPAN -- 9.0%
                       Advantest Corp. (Capital Equipment).........................         33,000        $  2,202
                       Amway Japan Ltd. ADR (Services).............................         36,000             180
                       Fujitsu Ltd. (Capital Equipment)............................        180,000           2,078
                       Nintendo Co. Ltd. (Consumer Goods)..........................         11,000           1,019
                       Nippon Telegraph & Telephone Corp. (Services)...............            630           4,704
                       Rohm Co. Ltd. (Capital Equipment)...........................         20,000           1,688
                       Shohkoh Fund & Co. Ltd. (Consumer Goods)....................         17,100           5,635
                                                                                                          ---------
                                                                                                            17,506
                                                                                                          ---------

                       KOREA -- 0.4%
                       Korea Mobile Telecommunications Corp. (Services)............            370             258
                       LG Semiconductor Co.+ (Capital Equipment)...................         48,900             549
                       Samsung Electronics (Consumer Goods)........................          1,097              59
                                                                                                          ---------
                                                                                                               866
                                                                                                          ---------

                       LUXEMBOURG -- 1.0%
                       Safra Republic Holdings, Inc. (Finance).....................         40,000           1,920
                                                                                                          ---------

                       MEXICO -- 3.6%
                       Cemex SA+ (Capital Equipment)...............................        560,000           1,345
                       Cifra SA de CV (Services)...................................         49,461              61
                       Cifra SA de CV, Series C (Services).........................        195,500             239
                       Grupo Televisa SA de CV GDR+ (Services).....................         35,000             890
                       Telefonos de Mexico SA ADR (Services).......................         95,200           4,433
                                                                                                          ---------
                                                                                                             6,968
                                                                                                          ---------

                       NETHERLANDS -- 5.9%
                       AEGON NV (Finance)..........................................         35,000           3,744
                       Philips Electronics (Consumer Goods)........................         50,000           3,163
                       Vereenigde Ned Uitgevers (Services).........................        130,000           4,466
                                                                                                          ---------
                                                                                                            11,373
                                                                                                          ---------

                       NORWAY -- 1.4%
                       Orkla SA (Multi-industry)...................................        160,000           2,671
                                                                                                          ---------

                       SPAIN -- 3.6%
                       Telefonica de Espana SA (Services)..........................        146,881           6,899
                                                                                                          ---------

                       SWEDEN -- 5.0%
                       Astra AB, Class A (Consumer Goods)..........................        150,000           2,746
                       Ericsson LM Telecommunications Co., Class B (Capital
                         Equipment)................................................        190,400           5,288
                       Kinnevik, Series A (Multi-industry).........................         23,900             661
                       Kinnevik, Series B (Multi-industry).........................         15,000             426
                       Modern Times Group AB, Class A+ (Services)..................         23,900             305
                       Modern Times Group AB, Class B ADR+ (Services)..............          3,000             192
                                                                                                          ---------
                                                                                                             9,618
                                                                                                          ---------

                       SWITZERLAND -- 5.9%
                       Nestle SA+ (Consumer Goods).................................          1,250           2,596
                       Novartis AG (Consumer Goods)................................          1,954           3,667
                       Swisscom AG+ (Services).....................................         15,163           5,104
                                                                                                          ---------
                                                                                                            11,367
                                                                                                          ---------

---------------------

                                                                                                            VALUE
                       COMMON & PREFERRED STOCK (continued)                               SHARES        (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       UNITED KINGDOM -- 11.8%
                       Coca-Cola Beverage (Consumer Goods).........................        262,517        $    546
                       Dixons Group PLC (Services).................................        600,000           7,294
                       EMI Group (Consumer Goods)..................................        930,000           5,538
                       Guardian Royal Exchange PLC (Finance).......................        590,110           3,212
                       Orange PLC+ (Services)......................................        325,000           3,324
                       Scottish Power PLC (Energy).................................        132,240           1,402
                       Zeneca Group PLC (Consumer Goods)...........................         37,900           1,575
                                                                                                          ---------
                                                                                                            22,891
                                                                                                          ---------
                       OTHER COMMON STOCK -- 1.1%..................................                          2,134
                                                                                                          ---------
                       TOTAL COMMON & PREFERRED STOCK (cost $135,292)..............                        166,941
                                                                                                          ---------
                       RIGHTS -- 0.1%+
                       -----------------------------------------------------------------------------------------------
                       KOREA -- 0.1%
                       LG Semiconductor Co. (Capital Equipment) (cost $258)........         47,734             287
                                                                                                          ---------
                       TOTAL INVESTMENT SECURITIES (cost $135,550).................                        167,228
                                                                                                          ---------
                                                                                        PRINCIPAL
                                                                                          AMOUNT
                       SHORT-TERM SECURITIES -- 14.6%                                 (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 14.6%
                       Abbey National North America 5.22% due 1/13/99..............        $ 3,000             2,982
                       British Gas Capital, Inc. 5.25% due 2/11/99.................          4,000           3,958
                       Canada Government 5.32% due 12/01/98........................          2,500           2,500
                       Diageo Capital PLC 5.10% due 12/10/98.......................          3,000           2,996
                       Diageo Capital PLC 5.17% due 12/10/98.......................          1,200           1,199
                       General Electric Capital Corp. 5.45% due 12/01/98...........            885             885
                       International Lease Finance Corp. 5.19% due 1/14/99.........          3,650           3,627
                       Rio Tinto America, Inc. 5.15% due 1/08/99...................          4,400           4,376
                       Sony Capital Corp. 5.22% due 12/14/98.......................          3,200           3,194
                       Unilever Corp 5.00% due 12/04/98............................          2,500           2,499
                                                                                                          ---------
                       TOTAL SHORT-TERM SECURITIES (cost $28,215)..................                         28,216
                                                                                                          ---------

                       TOTAL INVESTMENTS --
                         (cost $163,765)                               100.9%       $195,444
                       Liabilities in excess of other
                         assets --                                      (0.9)         (1,681)
                                                                       -----        --------
                       NET ASSETS --                                   100.0%       $193,763
                                                                       =====        ========

              -----------------------------

              +  Non-income producing security

              ADR - American Depository Receipt

              GDR - Global Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

     [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    GROWTH-INCOME SERIES               INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                                          VALUE
                       COMMON STOCK -- 84.7%                                             SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CAPITAL EQUIPMENT -- 18.8%
                       Aerospace & Military Technology -- 2.2%
                       Boeing Co. .................................................       80,000        $  3,250
                       Raytheon Co., Class A.......................................       61,556           3,366
                       Raytheon Co., Class B.......................................       25,000           1,385
                       Sundstrand Corp.............................................      130,000           7,020
                       United Technologies Corp....................................       52,000           5,574

                       Data Processing & Reproduction -- 6.3%
                       3Com Corp.+.................................................      240,000           9,285
                       Adobe Systems, Inc..........................................       40,000           1,790
                       Cisco Systems, Inc.+........................................       50,000           3,769
                       Computer Associates International, Inc......................      150,000           6,637
                       Hewlett-Packard Co..........................................      100,000           6,275
                       Oracle Corp.+...............................................      397,300          13,608
                       Silicon Graphics, Inc.+.....................................      294,400           3,606
                       Xerox Corp. ................................................      114,300          12,287

                       Electrical & Electronics -- 2.2%
                       Nokia Corp., Class A ADR....................................       35,000           3,430
                       Northern Telecom Ltd........................................       82,800           3,866
                       Siemens AG..................................................       80,000           5,564
                       York International Corp. ...................................      184,400           7,745

                       Electronic Components -- 1.6%
                       Corning, Inc................................................       85,000           3,411
                       Intel Corp..................................................       30,000           3,229
                       Texas Instruments, Inc. ....................................      100,000           7,637

                       Electronic Instruments -- 1.9%
                       Applied Materials, Inc.+....................................      200,000           7,750
                       Perkin-Elmer Corp...........................................      100,000           9,325

                       Energy Equipment -- 1.1%
                       Baker Hughes, Inc...........................................      184,330           3,375
                       Schlumberger Ltd............................................      145,000           6,480

                       Industrial Components -- 0.7%
                       Dana Corp...................................................       50,000           1,950
                       Eaton Corp..................................................       70,000           4,782

                       Machinery & Engineering -- 2.8%
                       Caterpillar, Inc............................................       70,000           3,461
                       Deere & Co. ................................................      290,000          10,132
                       Ingersoll-Rand Co. .........................................      120,000           5,618
                       New Holland N.V.............................................      179,100           2,451
                       Pall Corp. .................................................      100,000           2,325
                       Parker-Hannifin Corp. ......................................       60,000           2,085
                                                                                                        ---------
                                                                                                         172,468
                                                                                                        ---------

---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CONSUMER GOODS -- 11.5%
                       Beverages & Tobacco -- 3.4%
                       Anheuser-Busch Cos., Inc....................................       70,000        $  4,244
                       PepsiCo, Inc................................................      150,000           5,803
                       Philip Morris Cos., Inc.....................................      225,000          12,586
                       Seagram Co. Ltd.............................................      150,000           5,147
                       UST, Inc....................................................      100,000           3,475

                       Food & Household Products -- 0.9%
                       Bestfoods...................................................       50,000           2,906
                       General Mills, Inc..........................................       75,000           5,663

                       Health & Personal Care -- 6.5%
                       Astra AB ADR................................................      200,000           3,700
                       Avon Products, Inc. ........................................      149,800           6,086
                       Glaxo Wellcome PLC ADR......................................      120,000           7,620
                       Guidant Corp................................................       40,000           3,432
                       Johnson & Johnson Co. ......................................       60,000           4,875
                       Kimberly-Clark Corp. .......................................      110,000           5,789
                       Merck & Co., Inc. ..........................................       50,000           7,744
                       Pfizer, Inc. ...............................................       50,000           5,581
                       Schering-Plough Corp. ......................................       75,000           7,978
                       Warner-Lambert Co. .........................................       80,000           6,040

                       Textiles & Apparel -- 0.7%
                       Nike, Inc., Class B.........................................       50,000           2,000
                       V.F. Corp. .................................................       90,000           4,415
                                                                                                        ---------
                                                                                                         105,084
                                                                                                        ---------
                       ENERGY -- 8.8%
                       Energy Sources -- 6.2%
                       Amoco Corp. ................................................      100,000           5,894
                       Ashland, Inc. ..............................................       48,800           2,373
                       Atlantic Richfield Co. .....................................      135,000           8,977
                       Conoco, Inc., Class A+......................................      132,000           3,127
                       Kerr-McGee Corp. ...........................................       50,000           1,975
                       Murphy Oil Corp. ...........................................       50,000           1,994
                       Noble Affiliates, Inc. .....................................      100,000           2,531
                       Norsk Hydro ASA ADR.........................................       50,000           1,831
                       Oryx Energy Co.+............................................      200,000           2,763
                       Pennzoil Co. ...............................................       50,000           1,856
                       Phillips Petroleum Co. .....................................       60,000           2,520
                       Pioneer Natural Resources Co. ..............................       18,600             246
                       Texaco, Inc. ...............................................       80,000           4,605
                       Ultramar Diamond Shamrock Corp.+............................      331,600           8,539
                       Valero Energy Corp. ........................................      360,000           7,560

                       Utilities: Electric, Gas & Water -- 2.6%
                       Ameren Corp. ...............................................      100,000           4,119
                       DPL, Inc. ..................................................      270,000           5,400
                       Duke Energy Corp. ..........................................       50,000           3,128
                       GPU, Inc. ..................................................      100,000           4,382
                       TECO Energy, Inc. ..........................................      150,000           4,031
                       Williams Cos., Inc. ........................................      104,400           3,008
                                                                                                        ---------
                                                                                                          80,859
                                                                                                        ---------

                                                           ---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       FINANCE -- 10.7%
                       Banking -- 7.4%
                       Bank of New York Co., Inc. .................................      320,000        $ 10,960
                       Bank One Corp. .............................................       33,000           1,693
                       Bank Tokyo Mitsubishi Ltd ADR...............................      100,000           1,056
                       BankAmerica Corp. ..........................................       45,264           2,951
                       Chase Manhattan Corp. ......................................       70,000           4,441
                       First Union Corp. ..........................................      200,272          12,167
                       Huntington Bancshares, Inc. ................................       91,960           2,724
                       KeyCorp. ...................................................      170,000           5,217
                       Marshall & Ilsley Corp. ....................................      125,300           6,382
                       Morgan (J.P.) & Co., Inc. ..................................       30,000           3,206
                       Sakura Bank Ltd. ADR .......................................       35,000             980
                       SunTrust Banks, Inc. .......................................       50,000           3,491
                       Wells Fargo Co. ............................................      347,000          12,492

                       Financial Services -- 1.7%
                       Associates First Capital Corp., Class A.....................       15,536           1,210
                       Household International, Inc. ..............................      271,332          10,616
                       Transamerica Corp. .........................................       30,000           3,187

                       Insurance -- 1.6%
                       Aetna, Inc. ................................................       50,000           3,865
                       Allstate Corp. .............................................      100,000           4,075
                       General Reinsurance Corp.+..................................       16,500           3,853
                       MGIC Investment Corp.  .....................................       70,000           3,076
                                                                                                        ---------
                                                                                                          97,642
                                                                                                        ---------
                       INDUSTRIAL & COMMERCIAL -- 0.4%
                       Industrial -- 0.4%
                       Crown, Cork & Seal Co., Inc. ...............................      100,000           3,375
                                                                                                        ---------

                       MATERIALS -- 10.9%
                       Chemicals -- 6.3%
                       Dow Chemical Co. ...........................................       30,000           2,921
                       du Pont (E.I.) de Nemours & Co. ............................       60,000           3,525
                       International Flavors & Fragrances, Inc. ...................      200,000           8,375
                       Mallinckrodt, Inc. .........................................      200,000           6,463
                       Millenium Chemicals, Inc. ..................................        8,400             201
                       Monsanto Co. ...............................................      350,000          15,859
                       Morton International, Inc. .................................      275,000           8,095
                       PPG Industries, Inc. .......................................       50,000           3,059
                       Praxair, Inc. ..............................................      168,800           6,446
                       Witco Corp. ................................................      120,000           2,288

                       Forest Products & Paper -- 3.7%
                       Bowater, Inc. ..............................................      160,000           6,320
                       Fort James Corp. ...........................................      125,000           4,891
                       Georgia Pacific Timber Group................................       30,000             690
                       Georgia-Pacific Corp. ......................................       65,000           3,689
                       International Paper Co. ....................................       80,000           3,475
                       Sonoco Products Co. ........................................      100,000           2,994
                       Union Camp Corp. ...........................................      140,000           9,056
                       Westvaco Corp. .............................................       60,000           1,687
                       Weyerhaeuser Co. ...........................................       25,000           1,253

                       Metals: Steel -- 0.2%
                       Allegheny Teldyne, Inc. ....................................      100,000           2,056

---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.7%
                       Aluminum Co. of America.....................................       85,000        $  6,301
                                                                                                        ---------
                                                                                                          99,644
                                                                                                        ---------
                       MULTI-INDUSTRY -- 1.3%
                       Multi-Industry -- 1.3%
                       AlliedSignal, Inc. .........................................       80,000           3,520
                       FMC Corp.+..................................................       75,000           4,360
                       Textron, Inc. ..............................................       50,000           3,884
                                                                                                        ---------
                                                                                                          11,764
                                                                                                        ---------
                       REAL ESTATE -- 1.0%
                       Real Estate Companies -- 0.2%
                       Meditrust Co. ..............................................      125,000           1,899

                       Real Estate Investment Trusts -- 0.8%
                       Boston Properties, Inc. ....................................      150,000           4,734
                       Equity Residential Properties Trust.........................       60,000           2,539
                                                                                                        ---------
                                                                                                           9,172
                                                                                                        ---------
                       SERVICES -- 18.9%
                       Broadcasting & Publishing -- 5.8%
                       Fox Entertainment Group, Inc., Class A+.....................      150,000           3,544
                       Gannett Co., Inc. ..........................................       80,000           5,165
                       Harte Hanks Communications Co. .............................      400,000           9,450
                       Houston Industries, Inc. ...................................       70,000           6,440
                       Media General, Inc. ........................................       75,800           3,596
                       News Corp. Ltd. ADR.........................................      140,000           3,920
                       Tele-Communications, Inc. Liberty Media Group, Series A+....      150,000           6,047
                       Time Warner, Inc. ..........................................       50,000           5,287
                       Viacom, Inc., Class B+......................................      150,000           9,984

                       Business & Public Services -- 4.6%
                       Alexander & Baldwin, Inc. ..................................      180,000           4,140
                       Avery Dennison Corp. .......................................       25,500           1,223
                       Browning-Ferris Industries, Inc. ...........................      255,800           7,546
                       Cendant Corp.+..............................................      250,000           4,750
                       Electronic Data Systems Corp. ..............................      180,000           7,020
                       Hertz Corp., Class A........................................      100,000           3,675
                       Ikon Office Solutions, Inc. ................................      660,000           6,435
                       Pitney Bowes, Inc. .........................................       60,000           3,360
                       Waste Management, Inc. .....................................       79,750           3,419

                       Leisure & Tourism -- 0.6%
                       Disney (Walt) Co. ..........................................      180,000           5,794

                       Merchandising -- 3.1%
                       American Stores Co. ........................................       60,000           2,014
                       Circuit City Stores, Inc. ..................................      225,000           8,142
                       Federated Department Stores, Inc.+..........................      120,000           5,003
                       Lowe's Cos., Inc. ..........................................      100,000           4,225
                       Penney (J.C.), Inc. ........................................       25,000           1,375
                       Wal-Mart Stores, Inc. ......................................      100,000           7,531

                       Telecommunications -- 4.2%
                       AirTouch Communications, Inc.+..............................       81,013           4,633
                       Ameritech Corp. ............................................      150,000           8,119
                       AT&T Corp. .................................................      165,000          10,281
                       GTE Corp. ..................................................      164,800          10,218
                       SBC Communications, Inc. ...................................       40,000           1,917
                       U.S. West, Inc. ............................................       46,800           2,913

                                                           ---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       SERVICES (continued)
                       Transportation: Rail & Road -- 0.6%
                       Norfolk Southern Corp. .....................................      195,000        $  5,923
                                                                                                        ---------
                                                                                                         173,089
                                                                                                        ---------
                       OTHER COMMON STOCK -- 2.4%..................................                       22,403
                                                                                                        ---------
                       TOTAL COMMON STOCK (cost $569,734)..........................                      775,500
                                                                                                        ---------

                       PREFERRED STOCK -- 0.2%
                       ---------------------------------------------------------------------------------------------
                       SERVICES -- 0.2%
                       Broadcasting & Publishing -- 0.2%
                       News Corp. Ltd. ADR (cost $1,044)...........................       80,000           2,015
                                                                                                        ---------
                                                                                       PRINCIPAL
                                                                                         AMOUNT
                       CONVERTIBLE BONDS -- 1.0%                                     (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CONSUMER GOODS -- 0.7%
                       Health & Personal Care -- 0.7%
                       Sepracor, Inc. 6.25% 2005#..................................    $   3,650           6,898
                                                                                                        ---------
                       SERVICES -- 0.3%
                       Business & Public Services -- 0.3%
                       CUC International, Inc. 3.00% 2002#.........................        3,000           2,730
                                                                                                        ---------
                       TOTAL CONVERTIBLE BONDS (cost $6,678).......................                        9,628
                                                                                                        ---------
                       TOTAL INVESTMENT SECURITIES (cost $577,456).................                      787,143
                                                                                                        ---------

                       SHORT-TERM SECURITIES -- 13.8%
                       ---------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 9.7%
                       Coca-Cola Co. 5.30% due 12/01/98............................       24,000          24,000
                       Kellogg Co. 4.83% due 12/08/98..............................        5,000           4,997
                       Kellogg Co. 5.32% due 12/08/98..............................          700             699
                       Lucent Technologies, Inc. 5.12% due 12/10/98................        5,000           4,994
                       Lucent Technologies, Inc. 5.25% due 1/04/99.................        9,000           8,955
                       Monsanto Co. 5.15% due 2/12/99..............................       13,900          13,755
                       Motorola, Inc. 5.15% due 12/01/98...........................       14,500          14,500
                       Paccar Financial Corp. 5.13% due 12/03/98...................       10,000           9,997
                       Pfizer, Inc. 5.05% due 12/04/98.............................        6,400           6,397
                                                                                                        ---------
                                                                                                          88,294
                                                                                                        ---------

---------------------

                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                       SHORT-TERM SECURITIES (continued)                             (IN THOUSANDS)   (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 4.1%
                       Federal Home Loan Bank Discount Notes 4.86% due 1/29/99.....    $  18,000        $ 17,857
                       Federal Home Loan Mortgage Discount Notes 5.28% due
                         12/22/98..................................................       20,000          19,938
                                                                                                        ---------
                                                                                                          37,795
                                                                                                        ---------
                       TOTAL SHORT-TERM SECURITIES (cost $126,088).................                      126,089
                                                                                                        ---------

                       TOTAL INVESTMENTS --
                         (cost $703,544)                              99.7%                              913,232
                       Other assets less liabilities --                0.3                                 2,762
                                                                     ------                             ---------
                       NET ASSETS --                                 100.0%                             $915,994
                                                                     ======                             =========

              -----------------------------

              +  Non-income producing security

              * Fair valued security; see Note 2

              # Resale restricted to qualified institutional buyers

              ADR - American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    ASSET ALLOCATION SERIES            INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                                          VALUE
                       COMMON STOCK -- 60.5%                                             SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CAPITAL EQUIPMENT -- 16.0%
                       Aerospace & Military Technology -- 3.4%
                       Boeing Co. .................................................      40,000         $  1,625
                       Raytheon Co., Class A.......................................      10,000              547
                       Raytheon Co., Class B.......................................      25,000            1,384
                       United Technologies Corp. ..................................      10,000            1,072

                       Data Processing & Reproduction -- 3.9%
                       Hewlett-Packard Co. ........................................      30,000            1,882
                       International Business Machines Corp. ......................      20,000            3,300

                       Electrical & Electronics -- 3.0%
                       Nokia Corp., Class A ADR....................................      20,000            1,960
                       York International Corp. ...................................      50,000            2,100

                       Electronic Components -- 2.8%
                       AMP, Inc. ..................................................      39,251            1,899
                       Corning, Inc................................................      45,000            1,805

                       Industrial Components -- 2.0%
                       Dana Corp. .................................................      35,000            1,365
                       Genuine Parts Co. ..........................................      40,000            1,318

                       Machinery & Engineering -- 0.9%
                       Deere & Co. ................................................      35,000            1,223
                                                                                                        ---------
                                                                                                          21,480
                                                                                                        ---------
                       CONSUMER GOODS -- 8.2%
                       Automotive -- 0.8%
                       General Motors Corp. .......................................      15,000            1,050

                       Beverages & Tobacco -- 2.2%
                       PepsiCo, Inc................................................      40,000            1,547
                       UST, Inc. ..................................................      40,000            1,390

                       Food & Household Products -- 1.7%
                       General Mills, Inc. ........................................      30,000            2,265

                       Health & Personal Care -- 3.5%
                       Pfizer, Inc. ...............................................      15,000            1,674
                       SmithKline Beecham PLC ADR..................................      20,000            1,219
                       Warner-Lambert Co. .........................................      25,000            1,888
                                                                                                        ---------
                                                                                                          11,033
                                                                                                        ---------
                       ENERGY -- 6.2%
                       Energy Sources -- 6.2%
                       Amoco Corp. ................................................      20,000            1,179
                       Atlantic Richfield Co. .....................................      20,000            1,330
                       Kerr-McGee Corp. ...........................................      30,000            1,185
                       Murphy Oil Corp. ...........................................      35,000            1,395
                       Oryx Energy Co.+............................................      50,000              691
                       Phillips Petroleum Co. .....................................      35,000            1,470
                       Ultramar Diamond Shamrock Corp.+............................      40,000            1,030
                                                                                                        ---------
                                                                                                           8,280
                                                                                                        ---------

---------------------

                                                                                                          VALUE
                       COMMON STOCK (continued)                                          shares       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       FINANCE -- 11.9%
                       Banking -- 5.1%
                       BankAmerica Corp. ..........................................      33,948         $  2,213
                       First Union Corp. ..........................................      32,400            1,968
                       KeyCorp. ...................................................      35,000            1,074
                       Washington Mutual, Inc. ....................................      40,000            1,550

                       Financial Services -- 3.2%
                       Citigroup, Inc. ............................................      37,500            1,882
                       Household International, Inc. ..............................      60,666            2,374

                       Insurance -- 3.6%
                       American General Corp. .....................................      25,000            1,761
                       General Reinsurance Corp.+..................................       5,000            1,168
                       St. Paul Cos., Inc. ........................................      53,598            1,889
                                                                                                        ---------
                                                                                                          15,879
                                                                                                        ---------
                       MATERIALS -- 8.0%
                       Chemicals -- 3.3%
                       Air Products & Chemicals, Inc...............................      50,000            1,906
                       PPG Industries, Inc. .......................................      15,000              918
                       Praxair, Inc. ..............................................      40,000            1,528

                       Forest Products & Paper -- 4.7%
                       Georgia-Pacific Corp. ......................................      30,000            1,702
                       Sonoco Products Co. ........................................      45,000            1,347
                       Union Camp Corp. ...........................................      20,000            1,294
                       Weyerhaeuser Co. ...........................................      40,000            2,005
                                                                                                        ---------
                                                                                                          10,700
                                                                                                        ---------
                       MULTI-INDUSTRY -- 1.7%
                       Multi-Industry -- 1.7%
                       Textron, Inc................................................      30,000            2,331
                                                                                                        ---------

                       SERVICES -- 6.8%
                       Business & Public Services -- 4.6%
                       Alexander & Baldwin, Inc. ..................................       7,500              173
                       Avery Dennison Corp. .......................................      30,000            1,438
                       Morton International, Inc. .................................      40,000            1,177
                       Rentokil Initial PLC ADR....................................      30,000            2,047
                       Reuters Group PLC ADR.......................................      21,700            1,248

                       Merchandising -- 2.2%
                       Penney (J.C.), Inc. ........................................      25,000            1,375
                       Walgreen Co. ...............................................      30,000            1,611

                       Telecommunications -- 0.0%
                       Nextel Communications, Inc., Class A+.......................       1,549               33
                                                                                                        ---------
                                                                                                           9,102
                                                                                                        ---------
                       OTHER COMMON STOCK -- 1.7%..................................                        2,277
                                                                                                        ---------
                       TOTAL COMMON STOCK (cost $60,736)...........................                       81,082
                                                                                                        ---------

                                                           ---------------------

                                                                                                          VALUE
                       PREFERRED STOCK -- 0.4%                                           SHARES       (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       SERVICES -- 0.4%
                       Broadcasting & Publishing -- 0.4%
                       Adelphia Communications Corp., Series B (cost $500).........       5,000         $    582
                                                                                                        ---------

                                                                                       PRINCIPAL
                                                                                         AMOUNT
                       BONDS & NOTES -- 27.9%                                        (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------

                       CONVERTIBLE BONDS -- 0.1%
                       Finance -- 0.1%
                       Bell Atlantic Financial Services, Inc. 4.25% 2005#..........      $  150              154
                                                                                                        ---------
                       CORPORATE BONDS -- 16.8%
                       Broadcasting & Publishing -- 0.9%
                       Time Warner, Inc. 9.13% 2013................................       1,000            1,247

                       Business Services -- 0.1%
                       Ziff Davis, Inc. 8.50% 2008.................................         250              238

                       Finance -- 6.4%
                       Advanta Corp., Series D 6.57% 2000..........................       1,325            1,268
                       Asset Backed Securities Investment Trust, Series 1997-D,
                         Class A 6.79% 2003++*#....................................         283              284
                       Barnett Capital I 8.06% 2026................................         500              558
                       Capital One Bank 6.97% 2002.................................       2,250            2,253
                       Cei Citicorp Holdings SA 11.25% 2007*#......................         400              272
                       Chevy Chase Savings Bank 9.25% 2008.........................         500              495
                       First Plus Home Loan Trust, Series 1997-1, Class A6 6.95%
                         2015++....................................................         500              504
                       Fuji Bank Investment Preferred LLC 9.87% 2049#(1)...........         250              178
                       GS Escrow Corp. 7.13% 2005#.................................         500              492
                       IBJ Preferred Capital Co. LLC 8.79% 2049#(1)................         500              436
                       Irvine Property 7.46% 2006*.................................         500              502
                       Ocwen Financial Corp. 11.88% 2003...........................         250              220
                       PDVSA Finance Ltd. Series D 7.40% 2016#(1)..................         250              215
                       Socgen Real Estate Co. LLC, Series A 7.64% 2049#(1).........         500              467
                       Tokai Preferred Capital LLC 9.98% 2049#(1)..................         500              437

                       Industrial -- 4.5%
                       Allegiance Corp. 7.00% 2026.................................         500              532
                       CBS Radio Inc. 11.38% 2009(2)...............................         526              615
                       Container Corp. of America 9.75% 2003.......................         500              510
                       Dayton Hudson Corp. 8.50% 2022..............................         500              559
                       Esat Holdings Ltd. zero coupon 2007@........................         500              333
                       Freeport McMoRan Copper & Gold 7.20% 2026...................         500              342
                       Globo Comunicacoes Participacoes Ltd., Class B 10.50%
                         2006*#....................................................         220              167
                       Gruma SA de CV 7.63% 2007*#.................................         250              227
                       Hyundai Semiconductor 8.63% 2007*#..........................         425              303
                       Inco Ltd. 9.60% 2022........................................         400              439
                       Omnipoint Corp. 11.63% 2006.................................         250              161
                       Owens Illinois, Inc. 8.10% 2007.............................         250              264
                       Pan Pacific Industrial Investment PLC zero coupon 2007*#@...       1,000              350
                       Royal Caribbean Cruises Ltd. 7.00% 2007.....................         500              494
                       United Defense Industries, Inc. 8.75% 2007..................         300              305
                       Wharf International Finance Ltd. 7.63% 2007.................         500              404

                       Recreation & Other Consumer Products -- 0.1%
                       V2 Music Holdings PLC zero coupon 2008*@#..................   (GBP)  175              153


                       Telecommunications -- 2.1%
                       Clearnet Communications, Inc. zero coupon 2008@.............       1,000              354
                       Consorcio Ecuatoriano de Telecommunicaciones 14.00%
                         2002*#....................................................         250              140
                       Iridium Capital Corp., Series A 13.00% 2005#................         250              220

---------------------

                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                       BONDS & NOTES (continued)                                     (IN THOUSANDS)   (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CORPORATE BONDS (continued)
                       Telecommunications (continued)
                       Nextel Communications, Inc. zero coupon 2008#@..............      $1,500         $    930
                       Nextel International, Inc. zero coupon 2008#@...............         300              140
                       Qwest Communications International, Inc. zero coupon
                         2007@.....................................................         500              387
                       Tele-Communications, Inc. 9.25% 2023........................         500              588

                       Transportation -- 2.7%
                       Airplanes Pass Through Trust, Class C, 8.15% 2019++*........         491              506
                       Continental Airlines Pass Through Trust 6.94% 2013++........         954              983
                       Delta Airlines, Inc. 10.50% 2016............................         500              642
                       Jet Equipment Trust, Class B 7.83% 2012.....................         462              485
                       United Airlines Pass Through Trust, Series 1996, Class A
                         7.87% 2019++..............................................         500              495
                       USAir, Inc., Class A 6.76% 2008.............................         464              461
                                                                                                        ---------
                                                                                                          22,555
                                                                                                        ---------

                       UNITED STATES GOVERNMENT & AGENCIES -- 3.0%++
                       Federal National Mortgage Association 6.53% 2006............       1,500            1,498
                       Federal National Mortgage Association 7.52% 2004............       2,000            2,011
                       Government National Mortgage Association 8.50% 2027.........         414              440
                                                                                                        ---------
                                                                                                           3,949
                                                                                                        ---------

                       UNITED STATES TREASURY -- 8.0%
                       3.63% Bonds 2002............................................       2,000            1,996
                       7.25% Bonds 2004............................................       2,000            2,242
                       7.50% Bonds 2016............................................       2,000            2,505
                       8.75% Bonds 2008............................................       2,500            2,927
                       6.50% Notes 2002............................................       1,000            1,059
                                                                                                        ---------
                                                                                                          10,729
                                                                                                        ---------
                       TOTAL BONDS & NOTES (cost $37,943)..........................                       37,387
                                                                                                        ---------


                       WARRANTS -- 0.1%+                                                 SHARES
                       ---------------------------------------------------------------------------------------------
                       CONSUMER GOODS -- 0.0%
                       Recreation & Other Consumer Products -- 0.0%
                       V2 Music Holdings PLC 4/15/08*#.............................         175                0
                                                                                                        ---------

                       SERVICES -- 0.1%
                       Telecommunications -- 0.1%
                       Esat Holdings Ltd. 2/01/07*#................................         500               16
                       Iridium World Communications, Inc. 7/15/05..................         250               37
                                                                                                        ---------
                       TOTAL WARRANTS (cost $15)...................................                           53
                                                                                                        ---------
                       TOTAL INVESTMENT SECURITIES (cost $99,450)..................                      119,104
                                                                                                        ---------

                                                           ---------------------


                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                       SHORT-TERM SECURITIES -- 10.7%                                (IN THOUSANDS)   (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 4.9%
                       General Electric Capital Corp. 5.45% due 12/1/98............      $2,700         $  2,700
                       Lucent Technologies, Inc. 5.10% due 12/2/98.................       1,800            1,800
                       Oryx Energy Co. 9.50% due 11/1/99...........................       1,500            1,543
                       Oryx Energy Co. 10.00% due 6/15/99..........................         500              511
                                                                                                        ---------
                                                                                                           6,554
                                                                                                        ---------

                       FEDERAL AGENCY OBLIGATIONS -- 5.8%
                       Federal Home Loan Bank Discount Notes 5.00% due 1/13/99.....       2,000            1,988
                       Federal Home Loan Mortgage Discount Notes 5.10% due
                         3/19/99...................................................       3,000            2,955
                       Federal National Mortgage Association Discount Notes 5.06%
                         due 1/8/99................................................       2,900            2,885
                                                                                                        ---------
                                                                                                           7,828
                                                                                                        ---------
                       TOTAL SHORT-TERM SECURITIES (cost $14,330)..................                       14,382
                                                                                                        ---------

                       TOTAL INVESTMENTS -- (cost $113,780)               99.6%                                     133,486
                       Other assets less liabilities --                     0.4                                         583
                                                                         ------                                    ---------
                       NET ASSETS --                                     100.0%                                    $134,069
                                                                         ======                                    =========

              -----------------------------

              +    Non-income producing security

              ++ Pass-through securities are backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than stated maturity.

              *    Fair valued security; see Note 2

              #    Resale restricted to qualified institutional buyers

              @ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              (1)  Variable rate security; rate as of November 30, 1998

              (2) PIK ("Payment-in-Kind") payment made with additional shares in lieu of cash

              ADR - American Depository Receipt

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS

              ------------------------------------------------------------------

                                                                  GROSS UNREALIZED
                         CONTRACT           IN         DELIVERY     APPRECIATION
                        TO DELIVER     EXCHANGE FOR      DATE      (IN THOUSANDS)
                       -----------------------------------------------------------
                       USD   54,313    GBP   33,195    08/10/99         $ 1
                                                                        ----

                                                                  GROSS UNREALIZED
                                                                    DEPRECIATION
                       -----------------------------------------------------------
                       GBP  120,000    USD  196,340    08/10/99          (4)
                                                                        ----
                       Net Unrealized Depreciation.............         $(3)
                                                                        ====

              -----------------------------

              GBP - British Pound            USD - United States Dollar

              See Notes to Financial Statements

---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    HIGH-YIELD BOND SERIES             INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                        PRINCIPAL
                                                                                          AMOUNT            VALUE
                       BONDS & NOTES -- 93.5%                                         (IN THOUSANDS)    (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       CAPITAL EQUIPMENT -- 6.7%
                       Construction & Housing -- 1.6%
                       CSC Holdings, Inc. 7.88% 2007...............................       $  500          $    528
                       CSC Holdings, Inc. 9.88% 2013...............................        1,000             1,110

                       Electronic Components -- 1.9%
                       Flextronics International Ltd. 8.75% 2007...................          750               763
                       Zilog, Inc., Series B 9.50% 2005*...........................        1,500             1,170

                       Electronic Instruments -- 0.4%
                       Global Telesystems Ltd. 9.88% 2005..........................          400               376

                       Industrial Components -- 2.8%
                       Breed Technologies, Inc. 9.25% 2008#........................        2,500             2,150
                       Impress Metal Packaging Holdings 9.88% 2007.................  (DEM) 1,000               650

                                                                                                          ---------
                                                                                                             6,747
                                                                                                          ---------
                       CONSUMER GOODS -- 10.9%
                       Appliances & Household Durables -- 1.1%
                       Lifestyle Furnishings International Ltd. 10.88% 2006........        1,000             1,073

                       Beverages & Tobacco -- 2.1%
                       Canandaigua Wine, Inc. 8.75% 2003*..........................          500               512
                       Delta Beverage Group, Inc. 9.75% 2003*......................        1,000             1,055
                       Standard Commercial Corp. 8.88% 2005........................          500               496

                       Food & Household Products -- 4.1%
                       Anchor Glass Container Corp. 9.88% 2008.....................          750               754
                       Anchor Glass Container Corp. 11.25% 2005....................          500               515
                       Favorite Brands International, Inc. 10.75% 2006#............          500               410
                       Home Products International, Inc. 9.63% 2008*...............        1,750             1,697
                       Tekni-Plex, Inc., Series B 9.25% 2008.......................          750               780

                       Health & Personal Care -- 1.7%
                       AKI Holding Corp. zero coupon 2009*#@.......................        1,250               481
                       AKI, Inc. 10.50% 2008*#.....................................        1,250             1,200

                       Recreation & Other Consumer Products -- 1.1%
                       V2 Music Holdings PLC zero coupon 2008*@....................        2,000             1,060

                       Textiles & Apparel -- 0.8%
                       Tultex Corp. 10.63% 2005....................................        1,250               831
                                                                                                          ---------
                                                                                                            10,864
                                                                                                          ---------
                       CONSUMER SERVICES -- 1.3%
                       Retail -- 1.3%
                       Kmart Corp. 9.78% 2020......................................          250               274
                       Randalls Food Markets, Inc. 9.38% 2007......................        1,000             1,060
                                                                                                          ---------
                                                                                                             1,334
                                                                                                          ---------
                       ENERGY -- 2.3%
                       Energy Sources -- 2.3%
                       Benton Oil & Gas Co. 9.38% 2007.............................          300               183
                       Benton Oil & Gas Co. 11.63% 2003............................          500               375
                       Cross Timbers Oil Co., Class B 8.75% 2009...................          500               475
                       Kelley Oil & Gas Corp., Series B 10.38% 2006................          750               559

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                          AMOUNT            VALUE
                       BONDS & NOTES (Continued)                                      (IN THOUSANDS)    (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Kelley Oil Gas Corp., Series C 10.38% 2006*.................       $  250          $    197
                       Ocean Energy, Inc. 8.88% 2007...............................          500               520
                                                                                                          ---------
                                                                                                             2,309
                                                                                                          ---------
                       FINANCE -- 1.9%
                       Banking -- 0.4%
                       Fuji Bank Investment LLC 9.87% 2049#(1).....................          500               355

                       Financial Services -- 1.5%
                       DR Structured Finance Corp. 9.35% 2019*.....................          500               510
                       PTC International Finance BV zero coupon 2007*@.............        1,000               670
                       William Hill Finance PLC 10.63% 2008#.......................(GBP)     157               262

                       Wilshire Financial Services Group, Inc.,
                       Series B 13.00%2004 ........................................          500                83
                                                                                                          ---------
                                                                                                             1,880
                                                                                                          ---------
                       MATERIALS -- 7.2%
                       Building Materials -- 0.5%
                       Consumers International, Inc. 10.25% 2005#..................          500               536

                       Chemicals -- 1.0%
                       Key Plastics, Inc. 10.25% 2007..............................        1,000               950

                       Forest Products & Paper -- 3.6%
                       Container Corp. of America 9.75% 2003.......................        2,000             2,040
                       Container Corp. of America, Class A 11.25% 2004.............          500               515
                       Paperboard Industries International, Inc. 8.38% 2007........        1,100             1,089

                       Metals & Minerals -- 2.1%
                       Doe Run Resources Corp., Series B 11.25% 2005*..............        1,500             1,095
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................        1,000               990
                                                                                                          ---------
                                                                                                             7,215
                                                                                                          ---------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 1.5%
                       Foreign Government -- 1.5%
                       Republic of Venezuela 6.63% 2007*...........................          452               253
                       Republic of Argentina 11.38% 2017*..........................          500               508
                       United Mexican States 11.38% 2016*..........................          700               751
                                                                                                          ---------
                                                                                                             1,512
                                                                                                          ---------
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts -- 0.5%
                       Felcor Suites Hotels, Inc. 7.38% 2004.......................          500               462
                                                                                                          ---------
                       SERVICES -- 58.7%
                       Broadcasting & Publishing -- 15.8%
                       Adelphia Communications Corp. 8.38% 2008....................        1,000             1,013
                       CBS Radio Corp. 11.38% 2009(2)..............................        1,047             1,222
                       Chancellor Media Corp. 8.75% 2007...........................        1,000             1,027
                       Chancellor Media Corp. 9.38% 2004...........................        1,000             1,060
                       Comcast UK Cable Partners Ltd. zero coupon 2007@............        2,365             2,046
                       Falcon Holding Group LP 8.38% 2010#.........................        1,250             1,287
                       Fox Liberty Networks LLC zero coupon 2007@..................          575               411
                       Fox Liberty Networks LLC 8.88% 2007.........................          750               773
                       Gray Communications Systems, Inc. 10.63% 2006...............        1,500             1,612
                       International CableTel, Inc. zero coupon 2005@..............          750               675
                       Lenfest Communications, Inc. 8.25% 2008#....................        1,000             1,020
                       Newsquest Capital PLC 11.00% 2006...........................          450               501
                       RBS Participacoes SA 11.00% 2007*#..........................          500               325
                       Sun Media Corp. 9.50% 2007..................................          975             1,073

---------------------

                                                                                        PRINCIPAL
                                                                                          AMOUNT            VALUE
                       BONDS & NOTES (Continued)                                      (IN THOUSANDS)    (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       SERVICES (continued)
                       Broadcasting & Publishing (continued)
                       Telemundo Holdings, Inc. zero coupon 2008#@.................       $1,000          $    581
                       Transwestern Publishing Co. 9.63% 2007......................          750               785
                       TVN Entertainment Corp. 14.00% 2008*(3).....................          500               440

                       Business & Public Services -- 11.9%
                       Allied Waste North America, Inc. 10.25% 2006................        2,000             2,340
                       Graham Packaging Co., Series B 8.75% 2008...................        1,500             1,523
                       Integrated Health Services, Inc. 9.25% 2008.................        1,750             1,706
                       Integrated Health Services, Inc. 9.50% 2007.................        1,825             1,802
                       Mariner Health Group, Inc. 9.50% 2006.......................          385               377
                       Paracelsus Healthcare Corp. 10.00% 2006.....................        2,750             2,503
                       Printpack, Inc. 10.63% 2006.................................          500               520
                       Protection One Alarm Monitoring Corp. 13.63% 2005...........          650               741
                       Tenet Healthcare Corp. 8.00% 2005...........................          250               259
                       Unison Healthcare Corp. 13.75% 2006#(4)+....................          650               159

                       Business Services -- 0.8%
                       Iron Mountain, Inc. 8.75% 2009..............................          500               510
                       LES, Inc. 9.25% 2008*.......................................          250               260

                       Leisure & Tourism -- 4.9%
                       AMF Group, Inc. 10.88% 2006.................................        2,000             1,700
                       AMF Group, Inc., Series B zero coupon 2006@.................          405               231
                       Boyd Gaming Corp. 9.25% 2003................................          500               513
                       Boyd Gaming Corp. 9.50% 2007................................          250               244
                       Friendly Ice Cream Corp. 10.50% 2007........................          625               642
                       Regal Cinemas, Inc. 9.50% 2008#.............................          750               787
                       Sun International Ltd. 9.00% 2007...........................          750               788

                       Merchandising -- 0.5%
                       Boyds Collection Ltd. 9.00% 2008*#..........................          500               515

                       Telecommunications -- 23.7%
                       American Cellular Corp. 10.50% 2008#........................        1,000               990
                       Cellular Communications of Puerto Rico, Inc. 10.00% 2007*...          500               508
                       Centennial Cellular Corp. 8.88% 2001........................        2,500             2,650
                       Clearnet Communications, Inc. zero coupon 2007@.............(CAD)   1,000               405
                       Clearnet Communications, Inc. zero coupon 2008@.............(CAD)   6,175             2,187
                       COLT Telecom Group 7.63% 2008...............................(DEM)   1,750             1,034
                       COLT Telecom Group PLC 8.88% 2007#..........................(DEM)   2,000             1,246
                       Comcast Cellular Holdings, Inc. 9.50% 2007..................        1,500             1,620
                       Comunicacion Celular SA zero coupon 2003*@..................        1,000               700
                       Consorcio Ecuatoriano de Telecommunicaciones 14.00% 2002*...          500               280
                       Esat Holdings Ltd. zero coupon 2007@........................          500               333
                       Esat Telecom Group PLC 11.88% 2008..........................          250               259
                       Globalstar LP 11.38% 2004...................................          500               386
                       McCaw International Ltd. zero coupon 2007...................        1,000               540
                       Nextel Communications, Inc. zero coupon 2007@...............          750               497
                       Nextel Communications, Inc. zero coupon 2004@...............        1,500             1,470
                       Nextel Communications, Inc. zero coupon 2007@...............        2,250             1,423
                       Nextel Communications, Inc. zero coupon 2008#@..............          750               465
                       Nextlink Communications, Inc. 9.00% 2008#...................          250               240
                       NTL, Inc. 10.00% 2007.......................................          500               520
                       Omnipoint Corp. 11.63% 2006.................................          750               482
                       Pagemart Wireless, Inc. zero coupon 2008*@..................        1,500               705
                       Time Warner Telecom, Inc. 9.75% 2008........................          500               530
                       United States Xchange LLC 15.00% 2008*#.....................        1,250             1,312
                       Viatel, Inc. zero coupon 2008*@.............................        1,000               610
                       Viatel, Inc. 10.00% 2011*#..................................(DEM)      26                18

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                          AMOUNT            VALUE
                       BONDS & NOTES (Continued)                                      (IN THOUSANDS)    (IN THOUSANDS)
                       -----------------------------------------------------------------------------------------------
                       SERVICES (continued)
                       Telecommunications (continued)
                       Viatel, Inc. 11.15% 2008*(3)................................(DEM)     500          $    290
                       Viatel, Inc. 11.25% 2008*(3)................................       $2,000             2,000

                       Transportation -- 1.1%
                       USAir, Inc. 9.63% 2003......................................          500               528
                       USAir, Inc. 10.38% 2013.....................................          500               564
                                                                                                          ---------
                                                                                                            58,763
                                                                                                          ---------
                       UNITED STATES TREASURY -- 2.5%
                       6.88% Notes 2006............................................        2,210             2,496
                                                                                                          ---------
                       TOTAL BONDS & NOTES (cost $97,785)..........................                         93,582
                                                                                                          ---------

                       COMMON STOCK -- 0.1%                                               SHARES
                       -----------------------------------------------------------------------------------------------
                       SERVICES -- 0.1%
                       Cellular & Paging -- 0.1%
                       Nextel Communications, Inc., Class A+ (cost $25)............        1,549                33
                                                                                                          ---------

                       PREFERRED STOCK -- 0.1%
                       -----------------------------------------------------------------------------------------------
                       SERVICES -- 0.1%
                       Telecommunications -- 0.1%
                       Viatel, Inc., Series A*(2) (cost $107)......................        1,743               115
                                                                                                          ---------

                       WARRANTS -- 0.3%+
                       -----------------------------------------------------------------------------------------------
                       CAPITAL EQUIPMENT -- 0.0%
                       Electronic Instruments -- 0.0%
                       Cellnet Data Systems, Inc. 9/15/07#.........................        1,000                 9
                                                                                                          ---------
                       CONSUMER GOODS -- 0.0%
                       Recreation & Other Consumer Products -- 0.0%
                       V2 Music Holdings PLC 4/15/08*#.............................        2,000                 0
                                                                                                          ---------
                       SERVICES -- 0.3%
                       Cellular & Paging -- 0.3%
                       Cellular Communications International, Inc. 8/15/03*........        2,250               162
                       Comunicacion Celular SA 8/15/03*#...........................        1,000                80
                       Esat Holdings Ltd. 2/01/07*#................................          500                16
                       Globalstar Telecommunications 2/15/04.......................          500                30
                       Heartland Wireless Communication, Inc. 4/15/00*#............        3,000                 0
                       Loral Orion Network Systems, Inc. 1/15/07*..................        1,275                15
                       McCaw International Ltd. 4/15/07#...........................        1,000                 3
                       Nextel Communications, Inc. 4/25/99*........................          500                 4
                                                                                                          ---------
                                                                                                               310
                                                                                                          ---------
                       TOTAL WARRANTS (cost $88)...................................                            319
                                                                                                          ---------
                       TOTAL INVESTMENT SECURITIES (cost $98,005)..................                         94,049
                                                                                                          ---------

---------------------

                                                                               PRINCIPAL
                                                                                 AMOUNT            VALUE
                             SHORT-TERM SECURITIES -- 4.2%                   (IN THOUSANDS)    (IN THOUSANDS)
              -----------------------------------------------------------------------------------------------
              CORPORATE SHORT-TERM NOTES -- 4.2%
              General Electric Capital Corp. 5.45% due 12/1/98............       $2,200          $  2,200
              St Paul Cos., Inc. 5.16% due 12/10/98.......................        2,000             1,997
                                                                                                 ---------
              TOTAL SHORT-TERM SECURITIES (cost $4,197)...................                          4,197
                                                                                                 ---------

              TOTAL INVESTMENTS --
                (cost $102,202)                                       98.2%                        98,246
              Other assets less liabilities --                         1.8                          1,815
                                                                    ------                       ---------
              NET ASSETS --                                          100.0%                      $100,061
                                                                    ======                       =========


              -----------------------------

              +   Non-income producing security

              *   Fair valued security; See Note 2

              #  Resale restricted to qualified institutional buyers

              @ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date

              (1) Variable rate security; rate as of November 30, 1998

              (2) PIK ("Payment-in-Kind") payment made with additional shares in lieu of cash

              (3) Bond issued as part of a unit which includes an equity component

              (4) Bond in default

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS

              ------------------------------------------------------------------

                                                          GROSS UNREALIZED
                 CONTRACT           IN         DELIVERY     APPRECIATION
                TO DELIVER     EXCHANGE FOR      DATE      (IN THOUSANDS)
              ------------------------------------------------------------
              DEM    715,000   USD  422,665    01/28/99         $12
              DEM    950,000   USD  562,048    02/17/99           5
              DEM  1,032,500   USD  611,010    02/23/99           5
              GBP    102,430   USD  168,820    12/21/98           2
                                                                ----
                                                                 24
                                                                ----

                                                           GROSS UNREALIZED
                                                             DEPRECIATION
              -------------------------------------------------------------
              DEM  1,861,720   USD  1,101,814   02/25/99          (4)
                                                                 ----
              Net Unrealized Appreciation....                    $20
                                                                 ====

              -----------------------------

                       CAD   -   Canadian Dollar           GBP   -   British Pound
                       DEM   -   Deutsche Mark             USD   -   United States Dollar
                       See Notes to Financial Statements

                                                           ---------------------

      [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    U.S. GOVERNMENT/
    AAA-RATED SECURITIES SERIES        INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                       BONDS & NOTES -- 98.7%                                        (IN THOUSANDS)   (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       ASSET-BACKED SECURITIES -- 12.7%++
                       EQCC Home Equity Loan Trust, Series A, Class A2 6.95%
                         2012......................................................      $  243          $   244
                       Green Tree Financial Corp., Series 1995-9, Class A5 6.80%
                         2027......................................................       1,000            1,011
                       Nomura Asset Securities Corp., Series D, Class A 6.28%
                         2028......................................................       2,869            2,921
                       Sears Credit Account Master Trust, Series 1998-2, Class A
                         5.25% 2008................................................         250              244
                       Structured Asset Securities Corp., Series 1998-RE1, Class 1
                         8.71% 2028(1).............................................       1,809            1,943
                       Structured Asset Securities Corp., Series 1998-RF2, Class A
                         8.58% 2027*(1)............................................       3,517            3,758
                                                                                                         --------
                                                                                                          10,121
                                                                                                         --------
                       DEVELOPMENTAL AUTHORITIES -- 3.2%
                       Intermediate American Development Bank 8.88% 2009...........       2,000            2,536
                                                                                                         --------
                       FEDERAL AGENCY OBLIGATIONS -- 38.2%++
                       Federal Home Loan Mortgage Corp. 6.50% 2009*................       2,000            2,004
                       Federal Home Loan Mortgage Corp. 8.00% 2012.................         499              514
                       Federal Home Loan Mortgage Corp. 9.00% 2021-2022............         669              708
                       Federal Home Loan Mortgage Corp. 9.50% 2016.................         460              493
                       Federal Home Loan Mortgage Corp. 11.88% 2013................          10               11
                       Federal Home Loan Mortgage Corp. 12.50% 2013................          85               96
                       Federal National Mortgage Association 5.75% 2005............         500              518
                       Federal National Mortgage Association 6.00% 2013............         291              291
                       Federal National Mortgage Association 6.50% 2028............       4,031            4,058
                       Federal National Mortgage Association 6.85% 2026*...........       1,193            1,195
                       Federal National Mortgage Association 7.00% 2026-2027.......       1,232            1,256
                       Federal National Mortgage Association 7.50% 2009............         842              866
                       Government National Mortgage Association 6.00% 2028.........       2,961            2,932
                       Government National Mortgage Association 6.50% 2028.........       4,233            4,276
                       Government National Mortgage Association 7.00% 2023-2025....       3,657            3,753
                       Government National Mortgage Association 7.50% 2023-2028....         739              764
                       Government National Mortgage Association 8.00% 2017-2023....       1,623            1,700
                       Government National Mortgage Association 8.50% 2016-2022....         953            1,015
                       Government National Mortgage Association 9.00% 2016-2017....         580              624
                       Government National Mortgage Association 9.50% 2009-2017....       2,949            3,168
                       Government National Mortgage Association 10.00% 2016........          25               27
                       Government National Mortgage Association 10.50% 2016........         116              127
                       Government National Mortgage Association 11.00% 2019........          27               30
                       Government National Mortgage Association 11.50% 2010........          10               11
                                                                                                         --------
                                                                                                          30,437
                                                                                                         --------
                       MORTGAGE-RELATED SECURITIES -- 20.9%++
                       Asset Backed Securities Investment Trust, Series 1997-D,
                         Class A 6.79% 2003*#......................................         212              213
                       Chase Commercial Mortgage Securities Corp., Series 1998-2,
                         Class A2 6.39% 2008.......................................         250              258
                       Commercial Mortgage Acceptance Corp., Series 1998-C1, Class
                         A1 6.23% 2007.............................................         491              500
                       Credit Suisse First Boston Mortgage, Series 1998-C1, Class
                         A2A 6.26% 2040*...........................................         730              745
                       DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A1B
                         7.29% 2021#...............................................       3,800            4,011
                       First Chicago Master Trust, Series 1995-M, Class A 5.52%
                         2003(1)...................................................       1,500            1,495
                       GMAC Commercial Mortgage Security, Inc., Series 1997-C1,
                         Class A3 6.87% 2007.......................................         250              265

---------------------

                                                                                       PRINCIPAL
                                                                                         AMOUNT           VALUE
                       BONDS & NOTES (Continued)                                     (IN THOUSANDS)   (IN THOUSANDS)
                       ---------------------------------------------------------------------------------------------
                       <->MORTGAGE RELATED SECURITIES (continued)
                       Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,
                         Class A2 6.82% 2025*(1)...................................      $  500          $   512
                       Merrill Lynch Mortgage Investors, Inc., Series 1997-C1,
                         Class A1 6.95% 2029*......................................         934              972
                       Merrill Lynch Mortgage Investors Inc., Series 1995-C3, Class
                         A3 7.06% 2025(1)..........................................         500              519
                       Morgan (J.P.) Commercial Mortgage Finance Corp., Series
                         1995-C1,
                         Class A2 7.40% 2010*(1)...................................       1,000            1,014
                       Morgan Stanley Capital I Inc., Series 1998-1, Class A5 6.75%
                         2013*.....................................................         847              856
                       Morgan Stanley Capital I Inc., Series 1998-HF2, Class A2
                         6.48% 2030................................................       1,000            1,037
                       Mortgage Capital Funding, Inc., Series 1998-1, Class A5
                         6.42% 2007*#..............................................       1,448            1,492
                       Norwest Asset Securities Corp., Series 1998, Class A1 6.25%
                         2013(2)...................................................         325              323
                       Norwest Asset Securities Corp., Series 1998-8, Class A1
                         6.50% 2013................................................       1,166            1,171
                       Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC
                         1.08% 2040#(1)............................................       1,296            1,292
                                                                                                         --------
                                                                                                          16,675
                                                                                                         --------
                       UNITED STATES TREASURY -- 23.7%
                       8.00% Bonds 2021............................................       1,090            1,470
                       8.88% Bonds 2017............................................       3,850            5,465
                       12.00% Bonds 2013...........................................       1,000            1,530
                       5.88% Notes 2005............................................       2,975            3,181
                       6.25% Notes 2007............................................       1,540            1,691
                       6.63% Notes 2007............................................       1,700            1,910
                       7.25% Notes 2004............................................       3,255            3,650
                                                                                                         --------
                                                                                                          18,897
                                                                                                         --------
                       TOTAL INVESTMENT SECURITIES (cost $76,986)..................                       78,666
                                                                                                         --------

                       SHORT-TERM SECURITIES -- 3.6%
                       ---------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.7%
                       General Electric Capital Corp. 5.45% due 12/1/98............       1,380            1,380
                                                                                                         --------

                       FEDERAL AGENCY OBLIGATIONS -- 1.9%
                       Federal Home Loan Mortgage Discount Notes 5.15% due
                         2/5/99(3).................................................       1,500            1,486
                                                                                                         --------
                       TOTAL SHORT-TERM SECURITIES (cost $2,866)...................                        2,866
                                                                                                         --------

                       TOTAL INVESTMENTS --
                         (cost $79,852)                                       102.3%                      81,532
                       Liabilities in excess of other assets --                (2.3)                      (1,847)
                       ------                                                                            --------
                       NET ASSETS --                                          100.0%                      $79,685
                                                                             ======                      ========

              -----------------------------

                         ++  Pass-through securities are backed by a pool of mortgages or other loans on which principal payments are periodically
                             made. Therefore, the effective maturity is shorter than
                             stated maturity.
                          *  Fair valued security; see Note 2
                          #  Resale restricted to qualified institutional buyers
                        (1)  Variable rate security; rate as of November 30, 1998
                        (2)  The security was purchased on a when-issued or delayed delivery basis. Securities purchased on a when-issued basis are purchased for delivery beyond normal settlement date at a stated price. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of
                             delivery may be lower than the agreed upon purchase price.
                        (3)  The security or a portion thereof represents collateral for a when-issued security.

                      See Notes to Financial Statements

                                                           ---------------------

      [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    CASH MANAGEMENT SERIES  INVESTMENT PORTFOLIO -- NOVEMBER 30, 1998

                                                                                                PRINCIPAL
                                                                                                  AMOUNT           VALUE
                      SHORT-TERM SECURITIES -- 100.3%                                         (IN THOUSANDS)   (IN THOUSANDS)
                      -------------------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 73.0%
                       A.I. Credit Corp. 5.14% due 1/04/99.................................       $  800          $   796
                       American Express Credit Corp. 5.15% due 12/03/98....................        2,000            1,999
                       Ameritech Corp. 5.00% due 1/12/99...................................        2,000            1,988
                       Bell South Telecommunications, Inc. 5.15% due 1/19/99...............        1,500            1,490
                       Chevron Transport Corp. 5.22% due 12/08/98..........................        2,100            2,098
                       Coca-Cola Co. 5.03% due 1/15/99.....................................        2,000            1,987
                       Colgate-Palmolive Co. 5.15% due 12/01/98(#).........................        2,000            2,000
                       Commercial Credit Co. 5.14% due 1/19/99.............................        2,000            1,986
                       Consolidated Natural Gas Co. 5.12% due 12/10/98.....................        2,000            1,998
                       Deere & Co. 5.25% due 1/14/99.......................................        1,800            1,789
                       Duke Energy Co. 4.83% due 12/11/98..................................        2,000            1,997
                       Eastman Kodak Co. 5.11% due 12/07/98................................        2,100            2,098
                       Ford Motor Credit Co. 5.16% due 1/20/99.............................        1,500            1,489
                       Gannett, Inc. 4.98% due 1/11/99.....................................          500              497
                       General Electric Capital Corp. 5.15% due 12/02/98...................        2,500            2,500
                       General Motors Acceptance Corp. 5.11% due 12/10/98..................        1,200            1,199
                       Heinz (H.J.) Co. 5.15% due 12/01/98.................................        2,000            2,000
                       Hershey Foods Corp. 4.97% due 12/03/98..............................        1,500            1,500
                       International Lease Finance Corp. 5.20% due 12/14/98................        2,000            1,996
                       Lucent Technologies, Inc. 5.05% due 1/08/99.........................          900              895
                       Lucent Technologies, Inc. 5.05% due 1/13/99.........................          980              974
                       Minnesota Mining & Manufacturing Co. 5.06% due 12/15/98.............        1,500            1,497
                       PepsiCo, Inc. 5.03% due 1/13/99.....................................        2,000            1,988
                       Procter & Gamble Co. 5.00% due 1/19/99..............................        1,500            1,490
                       Sara Lee Corp. 4.93% due 12/21/98...................................        2,000            1,995
                       SBC Communications, Inc. 5.15% due 1/21/99(#).......................        2,000            1,985
                       St. Paul Cos., Inc. 5.16% due 12/16/98..............................        1,200            1,197
                       Vermont American Corp. 4.82% due 12/31/98(#)........................        1,200            1,195
                                                                                                                  -------
                       TOTAL CORPORATE SHORT-TERM NOTES....................................                        46,623
                                                                                                                  -------
                       FEDERAL AGENCY OBLIGATIONS -- 27.3%
                       Federal Home Loan Bank Discount Notes 4.99% due 12/16/98............        1,108            1,106
                       Federal Home Loan Bank Discount Notes 5.05% due 12/09/98............        2,500            2,497
                       Federal Home Loan Bank Discount Notes 5.06% due 12/04/98............        1,000            1,000
                       Federal Home Loan Mortgage Discount Notes 5.02% due 12/30/98........        1,800            1,793
                       Federal Home Loan Mortgage Discount Notes 5.03% due 12/10/98........        1,000              999
                       Federal Home Loan Mortgage Discount Notes 5.06% due 12/02/98........        2,500            2,499
                       Federal Home Loan Mortgage Discount Notes 5.11% due 1/15/99.........        2,000            1,987
                       Federal National Mortgage Association Discount Notes 5.00% due
                         12/22/98..........................................................        2,000            1,994
                       Federal National Mortgage Association Discount Notes 5.07% due
                         12/04/98..........................................................        1,130            1,129
                       Federal National Mortgage Association Discount Notes 5.11% due
                         1/15/99...........................................................        2,400            2,385
                                                                                                                  -------
                       TOTAL FEDERAL AGENCY OBLIGATIONS....................................                        17,389
                                                                                                                  -------
                       TOTAL SHORT-TERM SECURITIES (cost: $64,012).........................                        64,012
                                                                                                                  -------


                       TOTAL INVESTMENTS --
                         (cost $64,012)                                       100.3%                     $64,012
                       Liabilities in excess of other assets --                (0.3)                        (186)
                                                                             ------                      -------
                       NET ASSETS --                                          100.0%                     $63,826
                                                                             ======                      =======

              -----------------------------
              (#) Resale restricted to qualified institutional buyers

              See Notes to Financial Statements

---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF ASSETS AND LIABILITIES
    NOVEMBER 30, 1998

    (DOLLARS AND SHARES IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                       U.S.
                                                                                                                    GOVERNMENT/
                                                                                            ASSET      HIGH-YIELD    AAA-RATED
                                                GROWTH    INTERNATIONAL   GROWTH-INCOME   ALLOCATION      BOND      SECURITIES
                                                SERIES       SERIES          SERIES         SERIES       SERIES       SERIES
   ----------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........  $745,432     $167,228        $787,143       $119,104     $ 94,049      $78,666
   Short-term securities*....................    93,327       28,216         126,089         14,382        4,197        2,866
   Cash......................................       234            5           1,717             44          513           10
   Receivables for --
     Sales of investments....................     1,824           --             883            165           --           --
     Fund shares sold........................       161           32             224             51           17           43
     Dividends and accrued interest..........       146          412           1,498            756        2,190          608
     Foreign currency contracts..............        --        1,504              --             --           --           --
   Prepaid expenses..........................        20            4              23              4            3            2
   Unrealized appreciation on forward foreign
     currency contracts......................        --           --              --              1           24           --
                                               --------------------------------------------------------------------------------
                                                841,144      197,401         917,577        134,507      100,993       82,195
                                               --------------------------------------------------------------------------------
   LIABILITIES:
   Payables for --
     Purchases of investments................     3,545        1,504             343            224          589        2,077
     Fund shares redeemed....................       840          408             789            118          259          364
     Advisory fees...........................       202           95             226             34           25           21
     Management fees.........................       135           38             151             23           17           14
     Foreign currency contracts..............        --        1,498              --             --           --           --
   Other accrued expenses....................        67           95              74             35           38           34
   Unrealized depreciation on forward foreign
     currency contracts......................        --           --              --              4            4           --
                                               --------------------------------------------------------------------------------
                                                  4,789        3,638           1,583            438          932        2,510
                                               --------------------------------------------------------------------------------
   NET ASSETS:...............................  $836,355     $193,763        $915,994       $134,069     $100,061      $79,685
                                               ================================================================================
   Shares of beneficial interest outstanding
     (unlimited shares authorized)...........    18,449       13,748          26,135          8,738        7,796        7,201
   Net asset value per share.................  $  45.33     $  14.09        $  35.05       $  15.34     $  12.83      $ 11.07
                                               ================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $357,053     $133,508        $497,667       $ 89,981     $ 91,163      $74,798
   Accumulated undistributed net investment
     income..................................     2,744        3,370          16,585          5,279       10,471        4,991
   Accumulated undistributed net realized
     gain (loss) on investments and foreign
     currency................................   199,182       25,198         192,054         19,106        2,362       (1,784)
   Unrealized appreciation (depreciation) on
     investments.............................   277,376       31,679         209,688         19,706       (3,956)       1,680
   Unrealized foreign exchange gain (loss) on
     other assets and liablities.............        --            8              --             (3)          21           --
                                               --------------------------------------------------------------------------------
       Net Assets............................  $836,355     $193,763        $915,994       $134,069     $100,061      $79,685
                                               ================================================================================
   ---------------
   *Cost
     Investment securities...................  $468,057     $135,550        $577,456       $ 99,450     $ 98,005      $76,986
                                               ================================================================================
     Short-term securities...................  $ 93,326     $ 28,215        $126,088       $ 14,330     $  4,197      $ 2,866
                                               ================================================================================


                                                  CASH
                                               MANAGEMENT
                                                 SERIES
   ------------------------------------------  ----------
   ASSETS:
   Investment securities, at value*..........   $    --
   Short-term securities*....................    64,012
   Cash......................................       133
   Receivables for --
     Sales of investments....................        --
     Fund shares sold........................       196
     Dividends and accrued interest..........        --
     Foreign currency contracts..............        --
   Prepaid expenses..........................         1
   Unrealized appreciation on forward foreign
     currency contracts......................        --
                                                -------
                                                 64,342
                                                -------
   LIABILITIES:
   Payables for --
     Purchases of investments................        --
     Fund shares redeemed....................       450
     Advisory fees...........................        19
     Management fees.........................        12
     Foreign currency contracts..............        --
   Other accrued expenses....................        35
   Unrealized depreciation on forward foreign
     currency contracts......................        --
                                                -------
                                                    516
                                                -------
   NET ASSETS:...............................   $63,826
                                                =======
   Shares of beneficial interest outstanding
     (unlimited shares authorized)...........     5,794
   Net asset value per share.................   $ 11.02
                                                =======
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................   $60,410
   Accumulated undistributed net investment
     income..................................     3,415
   Accumulated undistributed net realized
     gain (loss) on investments and foreign
     currency................................         1
   Unrealized appreciation (depreciation) on
     investments.............................        --
   Unrealized foreign exchange gain (loss) on
     other assets and liablities.............        --
                                                -------
       Net Assets............................   $63,826
                                                =======
   ---------------
   *Cost
     Investment securities...................   $    --
                                                =======
     Short-term securities...................   $64,012
                                                =======

    See Notes to Financial Statements

                                                           ---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

    (DOLLARS IN THOUSANDS)

                                                                                                                       U.S.
                                                                                                                    GOVERNMENT/
                                                                                            ASSET      HIGH-YIELD    AAA-RATED
                                                GROWTH    INTERNATIONAL   GROWTH-INCOME   ALLOCATION      BOND      SECURITIES
                                                SERIES       SERIES          SERIES         SERIES       SERIES       SERIES
   ----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME:
   Income:
     Interest................................  $  4,282      $ 1,658        $  7,243       $  4,074     $10,447       $5,357
     Dividends...............................     2,835        3,443          14,417          1,980         491           --
                                               --------------------------------------------------------------------------------
            Total income*....................     7,117        5,101          21,660          6,054      10,938        5,357
                                               --------------------------------------------------------------------------------
   Expenses:
     Advisory fees...........................     2,453        1,283           2,854            456         353          253
     Management fees.........................     1,635          511           1,903            304         236          169
     Custodian fees..........................       200          352             240             63          56           43
     Auditing and legal fees.................        24           30              24             21          24           24
     Trustees' fees..........................        13            3              15              2           2            1
     Reports to investors....................         4            2               5              1           2            1
     Other expenses..........................        14            5              18              3           1            1
                                               --------------------------------------------------------------------------------
            Total expenses...................     4,343        2,186           5,059            850         674          492
                                               --------------------------------------------------------------------------------
   Net investment income.....................     2,774        2,915          16,601          5,204      10,264        4,865
                                               --------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investments..........   199,464       26,400         192,083         19,210       2,704        1,702
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........        --           43              --             --         (95)          --
   Change in unrealized appreciation/
     depreciation of investments.............   (18,723)         454         (75,884)       (11,352)     (8,636)        (136)
   Change in unrealized foreign exchange
     gain/loss on other assets and
     liabilities.............................        --         (235)             --             (3)         13           --
                                               --------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......   180,741       26,662         116,199          7,855      (6,014)       1,566
                                               --------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS..............................  $183,515      $29,577        $132,800       $ 13,059     $ 4,250       $6,431
                                               ================================================================================


                                                  CASH
                                               MANAGEMENT
                                                 SERIES
   ------------------------------------------  ----------
   NET INVESTMENT INCOME:
   Income:
     Interest................................   $3,868
     Dividends...............................       --
                                                ------
            Total income*....................    3,868
                                                ------
   Expenses:
     Advisory fees...........................      228
     Management fees.........................      152
     Custodian fees..........................       31
     Auditing and legal fees.................       24
     Trustees' fees..........................        1
     Reports to investors....................        2
     Other expenses..........................        1
                                                ------
            Total expenses...................      439
                                                ------
   Net investment income.....................    3,429
                                                ------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investments..........        2
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........       --
   Change in unrealized appreciation/
     depreciation of investments.............       --
   Change in unrealized foreign exchange
     gain/loss on other assets and
     liabilities.............................       --
                                                ------
   Net realized and unrealized gain (loss) on
     investments and foreign currencies......        2
                                                ------
   NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS..............................   $3,431
                                                ======

---------------
    * Net of foreign witholding taxes of $42; $350; $130 and $15 on Growth, International, Growth-Income and Asset Allocation Series, respectively.

    See Notes to Financial Statements

---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1998

    (DOLLARS AND SHARES IN THOUSANDS)

                                                                                                                        U.S.
                                                                                                                     GOVERNMENT/
                                                                                             ASSET      HIGH-YIELD    AAA-RATED
                                                GROWTH     INTERNATIONAL   GROWTH-INCOME   ALLOCATION      BOND      SECURITIES
                                                SERIES        SERIES          SERIES         SERIES       SERIES       SERIES
   -----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income.....................  $   2,774     $  2,915        $  16,601      $  5,204     $ 10,264     $  4,865
   Net realized gain on investments..........    199,464       26,400          192,083        19,210        2,704        1,702
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........         --           43               --            --          (95)          --
   Change in unrealized appreciation/
     depreciation on investments.............    (18,723)         454          (75,884)      (11,352)      (8,636)        (136)
   Change in unrealized foreign exchange
     gain/loss on other assets and
     liabilities.............................         --         (235)              --            (3)          13           --
                                               ---------------------------------------------------------------------------------
   Net increase in net assets resulting from
     operations..............................    183,515       29,577          132,800        13,059        4,250        6,431
                                               ---------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS
     PAID TO SHAREHOLDERS:
   Dividends from net investment income......     (3,495)      (3,310)         (17,480)       (5,385)     (11,180)      (6,410)
   Distributions from net realized gains on
     investments.............................   (148,000)     (54,645)        (166,343)      (18,305)      (2,570)          --
                                               ---------------------------------------------------------------------------------
   Total dividends and distributions paid to
     shareholders............................   (151,495)     (57,955)        (183,823)      (23,690)     (13,750)      (6,410)
                                               ---------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................    120,195       37,714           92,874        16,070       34,394       33,591
   Proceeds from shares issued for
     reinvestment of dividends and
     distributions...........................    151,495       57,955          183,823        23,690       13,750        6,410
   Cost of shares repurchased................   (268,585)     (96,865)        (260,112)      (50,506)     (57,253)     (41,946)
                                               ---------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from capital share
     transactions............................      3,105       (1,196)          16,585       (10,746)      (9,109)      (1,945)
                                               ---------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     35,125      (29,574)         (34,438)      (21,377)     (18,609)      (1,924)
   NET ASSETS:
   Beginning of period.......................    801,230      223,337          950,432       155,446      118,670       81,609
                                               ---------------------------------------------------------------------------------
   End of period.............................  $ 836,355     $193,763        $ 915,994      $134,069     $100,061     $ 79,685
                                               =================================================================================
   ---------------
   Accumulated undistributed net investment
     income..................................  $   2,744     $  3,370        $  16,585      $  5,279     $ 10,471     $  4,991
                                               =================================================================================
   Shares issued and repurchased:
     Sold....................................      2,820        2,526            2,655         1,032        2,646        3,076
     Issued in reinvestment of dividends and
       distributions.........................      3,611        3,971            5,274         1,547        1,052          616
     Repurchased.............................     (6,265)      (6,477)          (7,463)       (3,262)      (4,349)      (3,842)
                                               ---------------------------------------------------------------------------------
   Net increase (decrease)...................        166           20              466          (683)        (651)        (150)
                                               =================================================================================


                                                  CASH
                                               MANAGEMENT
                                                 SERIES
   ------------------------------------------  ----------
   OPERATIONS:
   Net investment income.....................  $   3,429
   Net realized gain on investments..........          2
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........         --
   Change in unrealized appreciation/
     depreciation on investments.............         --
   Change in unrealized foreign exchange
     gain/loss on other assets and
     liabilities.............................         --
                                               ----------
   Net increase in net assets resulting from
     operations..............................      3,431
                                               ----------
   DIVIDENDS AND DISTRIBUTIONS
     PAID TO SHAREHOLDERS:
   Dividends from net investment income......     (3,995)
   Distributions from net realized gains on
     investments.............................         --
                                               ----------
   Total dividends and distributions paid to
     shareholders............................     (3,995)
                                               ----------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................    171,512
   Proceeds from shares issued for
     reinvestment of dividends and
     distributions...........................      3,995
   Cost of shares repurchased................   (180,343)
                                               ----------
   Net increase (decrease) in net assets
     resulting from capital share
     transactions............................     (4,836)
                                               ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     (5,400)
   NET ASSETS:
   Beginning of period.......................     69,226
                                               ----------
   End of period.............................  $  63,826
                                               ==========
   Accumulated undistributed net investment
     income..................................  $   3,415
                                               ==========
   Shares issued and repurchased:
     Sold....................................     15,669
     Issued in reinvestment of dividends and
       distributions.........................        375
     Repurchased.............................    (16,372)
                                               ----------
   Net increase (decrease)...................       (328)
                                               ==========

    See Notes to Financial Statements
                                                           ---------------------

   [ARROW UP]
---------------------

    ANCHOR PATHWAY FUND
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1997

    (DOLLARS AND SHARES IN THOUSANDS)

                                                                                                  U.S.
                                                                                               GOVERNMENT/
                                                                       ASSET      HIGH-YIELD    AAA-RATED       CASH
                          GROWTH     INTERNATIONAL   GROWTH-INCOME   ALLOCATION      BOND      SECURITIES    MANAGEMENT
                          SERIES        SERIES          SERIES         SERIES       SERIES       SERIES        SERIES
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment
     income............  $   3,485     $   2,486       $  17,471      $  5,381     $ 10,872     $  6,330     $   3,985
   Net realized gain
     (loss) on
     investments.......    146,719        54,711         166,979        18,372        5,128       (1,673)           (1)
   Net realized foreign
     exchange loss
     on other assets
       and
       liabilities.....         --           (19)             (1)           --           --           --            --
   Change in unrealized
     appreciation/
     depreciation on
       investments.....     16,891       (25,138)         19,920         1,609       (1,037)         286            --
   Change in unrealized
     foreign exchange
     gain/loss on other
     assets and
     liabilities.......         --           243              --            --            8           --            --
                         ----------------------------------------------------------------------------------------------
   Net increase in net
     assets resulting
     from
     operations........    167,095        32,283         204,369        25,362       14,971        4,943         3,984
                         ----------------------------------------------------------------------------------------------
   DIVIDENDS AND
     DISTRIBUTIONS PAID
     TO SHAREHOLDERS:
   Dividends from net
     investment
     income............     (3,795)       (3,950)        (18,320)       (5,690)     (12,665)      (8,435)       (4,852)
   Distributions from
     net realized gains
     on investments....   (118,520)      (17,640)       (124,190)      (14,930)          --           --            --
                         ----------------------------------------------------------------------------------------------
   Total dividends and
     distributions paid
     to shareholders...   (122,315)      (21,590)       (142,510)      (20,620)     (12,665)      (8,435)       (4,852)
                         ----------------------------------------------------------------------------------------------
   CAPITAL SHARE
     TRANSACTIONS:
   Proceeds from shares
     sold..............    136,992        78,283          69,784        15,741       36,139       10,319       244,501
   Proceeds from shares
     issued for
     reinvestment of
     dividends and
     distributions.....    122,315        21,590         142,510        20,620       12,665        8,435         4,852
   Cost of shares
     repurchased.......   (316,021)     (136,373)       (243,077)      (38,717)     (63,777)     (42,505)     (268,495)
                         ----------------------------------------------------------------------------------------------
   Net decrease in net
     assets resulting
     from capital share
     transactions......    (56,714)      (36,500)        (30,783)       (2,356)     (14,973)     (23,751)      (19,142)
                         ----------------------------------------------------------------------------------------------
   TOTAL INCREASE
     (DECREASE) IN NET
     ASSETS............    (11,934)      (25,807)         31,076         2,386      (12,667)     (27,243)      (20,010)
   NET ASSETS:
   Beginning of
     period............    813,164       249,144         919,356       153,060      131,337      108,852        89,236
                         ----------------------------------------------------------------------------------------------
   End of period.......  $ 801,230     $ 223,337       $ 950,432      $155,446     $118,670     $ 81,609     $  69,226
                         ==============================================================================================

---------------

   Accumulated
     undistributed net
     investment
     income............  $   3,479     $   2,541       $  17,464      $  5,374     $ 11,153     $  6,345     $   3,981
                         ==============================================================================================
   Shares issued and
     repurchased:
     Sold..............      3,275         4,723           2,012           994        2,669          949        21,803
     Issued in
       reinvestment of
       dividends and
       distributions...      3,424         1,442           4,590         1,438          990          816           444
     Repurchased.......     (7,648)       (8,200)         (6,971)       (2,442)      (4,696)      (3,875)      (23,966)
                         ----------------------------------------------------------------------------------------------
   Net decrease........       (949)       (2,035)           (369)          (10)      (1,037)      (2,110)       (1,719)
                         ==============================================================================================

    See Notes to Financial Statements

---------------------

   [ARROW UP]
---------------------

ANCHOR PATHWAY FUND
NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: Anchor Pathway Fund (the "Fund") is a Massachusetts Business Trust. Its Agreement and Declaration of Trust permits the issuance of an unlimited number of shares ($.01 par value per share) of beneficial interest in seven separate series, with shares of each series representing an interest in a separate portfolio of assets and operating as a distinct fund. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are offered only to Variable Separate Accounts, a separate account of Anchor National Life Insurance Company which offers annuity contracts.

The investment objectives for each series are as follows:

The GROWTH SERIES seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

The INTERNATIONAL SERIES seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

The GROWTH-INCOME SERIES seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The ASSET ALLOCATION SERIES seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities (such as convertible bonds and preferred stocks), bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The HIGH YIELD BOND SERIES seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

The U.S. GOVERNMENT/AAA-RATED SECURITIES SERIES seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA by Standard & Poor's Ratings Services or Aaa by Moody's Investors Service, Inc. or that have not received a rating but are determined to be of comparable quality by the investment adviser.

The CASH MANAGEMENT SERIES seeks high current yield while preserving capital by investing in a diversified selection of high quality money market instruments.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service or a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange the Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Trustees.

                                                           ---------------------

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, DIVIDENDS, INVESTMENT INCOME AND EXPENSES: Securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund does not amortize premiums or accrete discounts on fixed income securities, other than short-term securities, except those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Fund are allocated among the series based upon their relative net asset values or other appropriate allocation methods. In all other respects, expenses are charged to each series as incurred on a specific identification basis.

  The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the year ended November 30, 1998, the reclassification arising from book/tax differences primarily related to tax adjustments on passive foreign investment companies sold and book/tax characterization of foreign currency transactions, market discount and paydown gains/losses. The reclassifications resulted in increases (decreases) to the components of net assets as follows (dollars in thousands):

                                                                    ACCUMULATED     ACCUMULATED
                                                                   UNDISTRIBUTED   UNDISTRIBUTED     PAID
                                                                   NET REALIZED    NET INVESTMENT     IN
                                                                    GAIN/(LOSS)    INCOME/(LOSS)    CAPITAL
                                                                     -----------------------------------
    Growth Series...............................................      $    14          $  (14)      $ --
    International Series........................................       (1,224)          1,224         --
    Growth-Income Series........................................           --              --         --
    Asset Allocation Series.....................................          (86)             86         --
    High-Yield Bond Series......................................         (234)            234         --
    U.S. Government/AAA-Rated Securities Series.................         (158)            191        (33)
    Cash Management Series......................................           --              --         --

3. OPERATING POLICIES:

FORWARD FOREIGN CURRENCY CONTRACTS: Certain series may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. On settlement date, the Fund records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

---------------------

4. FEDERAL INCOME TAXES: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at November 30, 1998, were as follows (dollars in thousands):

                                                           AGGREGATE    AGGREGATE       NET
                                                           UNREALIZED   UNREALIZED   UNREALIZED     COST OF     CAPITAL LOSS
                                                              GAIN        (LOSS)        GAIN      INVESTMENTS   CARRYOVER*+
                                                           -----------------------------------------------------------------
    Growth Series........................................   $309,677     $(32,603)    $277,074     $561,685            $--
    International Series***..............................     41,127      (10,503)      30,624      164,820             --
    Growth-Income Series.................................    240,869      (31,100)     209,770      703,462             --
    Asset Allocation Series..............................     23,873       (4,167)      19,706      113,780             --
    High-Yield Bond Series**.............................      2,714       (6,673)      (3,959)     102,205             --
    U.S. Government/AAA-Rated Securities Series**........      1,894          (99)       1,795       79,737          1,765
    Cash Management Series...............................         --           --           --       64,012             --


                                                           CAPITAL LOSS
                                                             UTILIZED
    Growth Series........................................     $   --
    International Series***..............................         --
    Growth-Income Series.................................         --
    Asset Allocation Series..............................         --
    High-Yield Bond Series**.............................         --
    U.S. Government/AAA-Rated Securities Series**........      1,513
    Cash Management Series...............................          1

---------------
  * Expire 2004-2005
 ** Post 10/31/98 Capital Loss Deferral: High-Yield Bond $488, U.S.
    Government/AAA-Rated Securities $17
*** Post 10/31/98 Currency Loss Deferral: International $29
  + Net capital loss carryover reported as of November 30, 1998, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

5. BUSINESS MANAGER AND INVESTMENT ADVISER: SunAmerica Asset Management Corp. (the "Business Manager"), an indirect wholly owned subsidiary of Anchor National Life Insurance Company, which is an indirect subsidiary of SunAmerica Inc., pursuant to a business management agreement, manages the business affairs and the administration of the Fund. For providing these services, the Business Manager receives a monthly fee which is accrued daily based on the average net assets of each series of the Fund. Except for the International Series, the Business Manager fee accrues at the annual rate of .24% on that portion of each series' average daily net assets not exceeding $30,000,000 and .20% on that portion of the series' average daily net assets in excess of $30,000,000. The Business Manager fee for the International Series accrues at the annual rate of
 .24% on the series' average daily net assets.

  Advisory fees paid to Capital Research and Management Company (the "Investment Adviser") are based on the net assets of each series at the following annual rates: .36% on that portion of each series' (except for the International Series) average daily net assets not exceeding $30,000,000 and .30% on that portion of the series' average net assets in excess of $30,000,000. The advisory fee for the International Series accrues at the annual rate of .66% on that portion of the series' average daily net assets not exceeding $60,000,000 and
 .58% on that portion of the series' average daily net assets in excess of $60,000,000.

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities (dollars in thousands) for the year ended November 30, 1998, was as follows:

                                                                                                   ASSET
                                                       GROWTH    INTERNATIONAL   GROWTH-INCOME   ALLOCATION   HIGH-YIELD
                                                       SERIES       SERIES          SERIES         SERIES     BOND SERIES
                                                      -------------------------------------------------------------------
       Purchases of portfolio securities............  $237,423     $109,301        $263,041       $ 28,889      $76,741
       Sales of portfolio securities................   414,917      154,141         403,105         50,159       95,812
       U.S. government securities excluded above
         were as follows:
       Purchases of U.S. government securities......        --           --              --         13,079        5,527
       Sales of U.S. government securities..........        --           --              --         18,023          522

                                                         U.S.
                                                      GOVERNMENT/
                                                       AAA-RATED       CASH
                                                      SECURITIES    MANAGEMENT
                                                        SERIES        SERIES
                                                      -------------------------------------------------------------------
       Purchases of portfolio securities............    $24,316     $       --
       Sales of portfolio securities................     10,398             --
       U.S. government securities excluded above
         were as follows:
       Purchases of U.S. government securities......    104,440             --
       Sales of U.S. government securities..........    108,024             --

7. TRANSACTIONS WITH AFFILIATES: The following series incurred brokerage commissions (dollars in thousands) with an affiliated broker:

                                                                         FSC
                                                                      SECURITIES    SPELMAN &
                                                                        CORP.       CO., INC.
                                                                      ----------    ---------
        Growth Series...............................................     $ 3           $ 1
        Growth-Income Series........................................       6            --

                                                           ---------------------

8. SUBSEQUENT EVENTS: On January 1, 1999, SunAmerica Inc., pursuant to the terms of an agreement entered into with American International Group, Inc. ("AIG"), merged with and into AIG, and consequently, SunAmerica Asset Management Corp. ("SAAMCo"), which acts as Business Manager of the Fund, became an indirect wholly owned subsidiary of AIG. In connection therewith on January 1, 1999, SAAMCo entered into a new Business Management Agreement with the Fund. The new agreement has no effect on the fees or expenses payable by the Fund or its shareholders.

---------------------

[ARROW UP]
---------------------

ANCHOR PATHWAY FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  NET REALIZED      TOTAL      DIVIDENDS     DIVIDENDS
                        NET ASSET      NET        & UNREALIZED       FROM       DECLARED     FROM NET     NET ASSET
                          VALUE      INVEST-      GAIN (LOSS)      INVEST-      FROM NET     REALIZED       VALUE
       PERIOD           BEGINNING      MENT            ON            MENT      INVESTMENT     GAIN ON      END OF      TOTAL
        ENDED           OF PERIOD    INCOME@      INVESTMENTS     OPERATIONS     INCOME     INVESTMENTS    PERIOD     RETURN*
-----------------------------------------------------------------------------------------------------------------------------
                                                        Growth Series
             11/30/94    $35.76       $0.19          $ 1.04         $ 1.23       $(0.25)      $(2.66)      $34.08       3.33%
             11/30/95     34.08        0.25           12.02          12.27        (0.20)       (2.65)       43.50      37.93
             11/30/96     43.50        0.18            5.10           5.28        (0.28)       (6.22)       42.28      14.02
             11/30/97     42.28        0.18            8.30           8.48        (0.21)       (6.73)       43.82      23.78
             11/30/98     43.82        0.15           10.18          10.33        (0.20)       (8.62)       45.33      25.21

                                                    International Series
             11/30/94    $12.57       $0.22          $ 0.81         $ 1.03       $(0.12)      $(0.22)      $13.26       8.17%
             11/30/95     13.26        0.26            1.11           1.37        (0.23)       (0.50)       13.90      11.18
             11/30/96     13.90        0.22            2.46           2.68        (0.46)       (0.31)       15.81      20.03
             11/30/97     15.81        0.17            1.78           1.95        (0.27)       (1.22)       16.27      13.15
             11/30/98     16.27        0.22            2.31           2.53        (0.27)       (4.44)       14.09      14.56

                                                    Growth-Income Series
             11/30/94    $28.23       $0.69          $(0.14)        $ 0.55       $(0.76)      $(1.56)      $26.46       2.00%
             11/30/95     26.46        0.71            7.46           8.17        (0.76)       (2.23)       31.64      33.47
             11/30/96     31.64        0.67            5.87           6.54        (0.77)       (2.10)       35.31      21.88
             11/30/97     35.31        0.66            6.91           7.57        (0.75)       (5.10)       37.03      24.62
             11/30/98     37.03        0.62            4.91           5.53        (0.71)       (6.80)       35.05      15.07

                                                   Asset Allocation Series
             11/30/94    $13.66       $0.58          $(0.69)        $(0.11)      $(0.62)      $(0.31)      $12.62      (0.84)%
             11/30/95     12.62        0.55            3.16           3.71        (0.68)       (0.38)       15.27      31.01
             11/30/96     15.27        0.56            2.17           2.73        (0.63)       (1.14)       16.23      19.34
             11/30/97     16.23        0.55            2.00           2.55        (0.63)       (1.65)       16.50      17.86
             11/30/98     16.50        0.55            0.98           1.53        (0.61)       (2.08)       15.34       9.28

                                                   High-Yield Bond Series
             11/30/94    $15.67       $1.24          $(1.88)        $(0.64)      $(1.49)      $(0.49)      $13.05      (4.70)%
             11/30/95     13.05        1.26            0.99           2.25        (1.56)       (0.13)       13.61      18.97
             11/30/96     13.61        1.21            0.56           1.77        (1.53)          --        13.85      14.05
             11/30/97     13.85        1.19            0.44           1.63        (1.43)          --        14.05      12.76
             11/30/98     14.05        1.22           (0.73)          0.49        (1.39)       (0.32)       12.83       3.22

                                         U.S. Government/AAA-Rated Securities Series
             11/30/94    $13.34       $0.90          $(1.43)        $(0.53)      $(1.11)      $(0.17)      $11.53      (4.17)%
             11/30/95     11.53        0.86            0.85           1.71        (1.20)       (0.06)       11.98      15.95
             11/30/96     11.98        0.80           (0.21)          0.59        (1.06)          --        11.51       5.49
             11/30/97     11.51        0.76           (0.14)          0.62        (1.03)          --        11.10       6.09
             11/30/98     11.10        0.68            0.23           0.91        (0.94)          --        11.07       8.70

                                                   Cash Management Series
             11/30/94    $11.40       $0.40          $   --         $ 0.40       $(0.33)      $   --       $11.47       3.56%
             11/30/95     11.47        0.61            0.01           0.62        (0.44)          --        11.65       5.53
             11/30/96     11.65        0.55              --           0.55        (0.82)          --        11.38       4.94
             11/30/97     11.38        0.54            0.01           0.55        (0.62)          --        11.31       5.03
             11/30/98     11.31        0.54              --           0.54        (0.83)          --        11.02       5.04

                                                 RATIO OF NET
                       NET ASSETS    RATIO OF     INVESTMENT
                         END OF      EXPENSES       INCOME      PORTFOLIO
       PERIOD            PERIOD     TO AVERAGE    TO AVERAGE    TURNOVER
        ENDED           (000'S)     NET ASSETS    NET ASSETS      RATE
---------------------  --------------------------------------------------
                                         Growth Series
             11/30/94   $712,602       0.55%          0.56%       33.79%
             11/30/95    897,275       0.55           0.65        23.72
             11/30/96    813,164       0.55           0.46        25.51
             11/30/97    801,230       0.54           0.44        29.01
             11/30/98    836,355       0.54           0.34        32.37
                                      International Series
             11/30/94   $259,498       1.04%          1.64%       21.68%
             11/30/95    228,134       1.05           1.95        16.79
             11/30/96    249,144       1.02           1.56        44.94
             11/30/97    223,337       1.04           0.99        47.45
             11/30/98    193,763       1.03           1.50        60.19
                                      Growth-Income Series
             11/30/94   $765,971       0.55%          2.54%       32.97%
             11/30/95    882,143       0.55           2.52        18.81
             11/30/96    919,356       0.55           2.07        23.72
             11/30/97    950,432       0.54           1.88        30.06
             11/30/98    915,994       0.54           1.76        32.42
                                    Asset Allocation Series
             11/30/94   $142,678       0.59%          4.47%       48.53%
             11/30/95    153,608       0.59           4.04        53.58
             11/30/96    153,060       0.58           3.74        40.97
             11/30/97    155,446       0.59           3.49        39.14
             11/30/98    134,069       0.58           3.56        31.43
                                     High-Yield Bond Series
             11/30/94   $127,467       0.59%          8.76%       44.97%
             11/30/95    146,590       0.59           9.66        31.64
             11/30/96    131,337       0.58           9.09        36.99
             11/30/97    118,670       0.61           8.68        64.49
             11/30/98    100,061       0.60           9.18        78.82
                          U.S. Government/AAA-Rated Securities Series
             11/30/94   $149,368       0.58%          7.42%       16.95%
             11/30/95    134,938       0.59           7.49        43.43
             11/30/96    108,852       0.59           7.03        17.12
             11/30/97     81,609       0.63           6.93        46.17
             11/30/98     79,685       0.63           6.20       163.75
                                     Cash Management Series
             11/30/94   $186,396       0.57%          3.52%          --%
             11/30/95    100,872       0.58           5.32           --
             11/30/96     89,236       0.58           4.81           --
             11/30/97     69,226       0.63           4.87           --
             11/30/98     63,826       0.63           4.91           --

---------------

@ Calculated based upon average shares outstanding

* Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

See Notes to Financial Statements

                                                           ---------------------

[ARROW UP]
---------------------

ANCHOR PATHWAY FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDER OF ANCHOR PATHWAY FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Series, International Series, Growth-Income Series, Asset Allocation Series, High-Yield Bond Series, U.S. Government/AAA-Rated Securities Series and Cash Management Series (constituting the Anchor Pathway Fund, hereafter referred to as the "Fund") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 13, 1999

---------------------

[ARROW UP]
---------------------

ANCHOR PATHWAY FUND
SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Anchor Pathway Fund is required to be provided to the shareholder based upon each Fund's income and distributions for the year ended November 30, 1998.

During the year ended November 30, 1998 the Funds paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                              NET            NET             NET        QUALIFYING % FOR THE
                                                 TOTAL     INVESTMENT    SHORT-TERM       LONG-TERM        70% DIVIDENDS
                                               DIVIDENDS     INCOME     CAPITAL GAINS   CAPITAL GAINS    RECEIVED DEDUCTION
                                               ---------   ----------   -------------   -------------   --------------------
Growth Series................................    $8.82       $0.20          $1.22           $7.40              12.41%
International Series.........................     4.71        0.27           0.33            4.11                 --
Growth-Income Series.........................     7.51        0.71           0.91            5.89              37.83
Asset Allocation Series......................     2.69        0.61           0.03            2.05              36.08
High-Yield Bond Series.......................     1.71        1.39           0.12            0.20               2.72
U.S. Government/AAA-Rated Securities
  Series.....................................     0.94        0.94             --              --                 --
Cash Management Series.......................     0.83        0.83             --              --                 --

The International Series makes an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the International Series to its shareholder. The total amount of foreign taxes passed through to the shareholder for the fiscal year ended November 30, 1998 was $374,208. The gross foreign source income for information reporting is $3,036,018.

                                                           ---------------------

                                     PART C

                                OTHER INFORMATION


Item 23: Exhibits.


         (a) Declaration of Trust, as Amended. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 26, 1996.

         (b) By-Laws. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File No. 33-14227) filed on January 26, 1996.

         (c)      Not applicable.

         (d)      (i)      Investment Advisory and Management Agreement.
                           Incorporated herein by reference to Post-Effective
                           Amendment No. 12 to the Registrant's Registration
                           Statement on Form N-1A (File No. 33-14227) filed on
                           January 26, 1996.

                  (ii)     Business Management Agreement.


         (e)      Not applicable.


         (f)      Not applicable.

         (g)      Custodian Agreement.


         (h)      Form of Fund Participation Agreement.



         (i)      Opinion and Consent of Counsel.



         (j)      Consent of Independent Accountants.


         (k)      Not applicable.

         (l)      Not applicable.

         (m)      Not applicable.


         (n)      Financial Data Schedules.


         (o)      (i)      Not applicable.

                  (ii)     Powers of Attorney.


Item 24. Persons Controlled by or Under Common Control with Registrant


         There are no persons controlled by or under common control with Registrant.


Item 25. Indemnification

         Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                   ARTICLE VI

                                 INDEMNIFICATION

         The Fund shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

         (a) the Fund shall indemnify any director or officer of the Fund who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Fund) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

         (b) The Fund shall indemnify any Trustee or officer of the Fund who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Fund to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another corporation, partnership, joint venture, Fund or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Fund, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Fund unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         (c) To the extent that a Trustee or officer of the Fund has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

         (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Fund only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made
(i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; and any determination so made shall be conclusive and binding upon all parties.

         (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Fund in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Fund as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

         Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (f) Agents and employees of the Fund who are not Trustees or officers of the Fund may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

         (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Fund against any liability to the Fund or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

         (i) The Fund shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Fund would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Fund if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                           * * * * * * * * * * * * * *

         The Investment Advisory Agreement provides that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office on the part of the Investment Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser to perform or assist in the performance of its obligations under each Agreement) the Investment Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake or law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in
Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


      SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the

Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

      Information concerning the business and other connections of Capital Research and Management Company ("CRMC") is incorporated herein by reference from CRMC's Form ADV (File No. 801-8055), which is currently on file with the Securities and Exchange Commission.

Item 27. Principal Underwriters

      Not applicable.

Item 28. Location of Accounts and Records

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Fund.

      Capital Research and Management Company, the Investment Adviser, is located at 333 South Hope Street, Los Angeles, California 90071. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


      SunAmerica Asset Management Corp., the Business Manager, is located at 733 Third Avenue, New York, New York 10017. It maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 16 to the Registration Statement under 485(b) and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 1999.


                                                 ANCHOR PATHWAY FUND


                                                 By:     /s/ PETER C. SUTTON
                                                         -------------------
                                                         Peter C. Sutton
                                                         Vice President



      Pursuant to the requirements of the 1933 Act, the Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:




                  *                   Chairman, President                            January  29, 1999
------------------------------------  and Trustee
James K. Hunt                         (Principal Executive Officer)



                  *                   Senior Vice President,                         January  29, 1999
------------------------------------  Treasurer and Controller
Scott L. Robinson                     (Principal Financial and
                                      Accounting Officer)



                  *                   Trustee                                        January  29, 1999
------------------------------------
Monica C. Lozano



                  *                   Trustee                                        January  29, 1999
------------------------------------
Allan L. Sher



                  *                   Trustee                                        January  29, 1999
------------------------------------
William M. Wardlaw



*By: /S/ ROBERT M. ZAKEM                                                              January  29, 1999
    --------------------------------
Attorney-in-Fact
Robert M. Zakem

                                  EXHIBIT INDEX



 Exhibit               Description
 Number
(d)(ii)         Business Management Agreement.
(g)             Custodian Agreement
(h)             Form of Fund Participation Agreement
(i)             Opinion and Consent of Counsel
(j)             Consent of Independent Accountants
(n)             Financial Data Schedules
(o)(ii)         Powers of Attorney